Exhibit 10.1

METSERA, Inc.

___________________________

2023 STOCK INCENTIVE PLAN

___________________________

Adopted as May 17, 2023

(Last Amended May 19, 2025)

METSERA, Inc.

___________________________

2023 STOCK INCENTIVE PLAN

___________________________

Article I

PURPOSE

The purpose of this 2023 Stock Incentive Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer Eligible Employees, Consultants and Non-Employee Directors stock-based incentives in the Company to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders.

Article II

DEFINITIONS

For purposes of the Plan, the following terms shall have the following meanings:

2.1
“Acquisition Event” means a merger or consolidation in which the Company is not the surviving entity, any transaction that results in the acquisition of all or substantially all of the Company’s outstanding Common Stock by a Person, or the sale or Transfer of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole. The occurrence of an Acquisition Event shall be determined by the Committee.
2.2
“Affiliate” of any specified Person means any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. No Person shall be deemed to be an Affiliate of another Person solely by virtue of the fact that both Persons own shares of the capital stock of the Company.
2.3
“Award” means any award under the Plan of any Stock Option, any Restricted Stock or any Other Stock-Based Award. All Awards shall be subject to the terms of a written or electronic agreement executed by the Company and the Participant. Any reference herein to an agreement in writing shall be deemed to include an electronic writing to the extent permitted by applicable law. An “Award Agreement” means the written agreement between the Company and the Participant setting forth the terms of the Award.
2.4
“Board” means the Board of Directors of the Company.
2.5
“Business” means, at any time of determination, (a) researching, developing and commercializing therapeutics for the prevention or treatment of cardiometabolic disorders and devices and digital therapeutics related thereto, (b) any business or activity then conducted by the

Company or any Subsidiary, and (c) any business that the Company or any Subsidiary has a bona fide intention to conduct and of which the Participant is aware at such time.
2.6
“Bylaws” means the Bylaws of the Company, as amended or amended and restated from time to time.
2.7
“Cause” means, with respect to a Participant’s Termination of Employment or Termination of Consultancy, unless otherwise determined by the Committee in the applicable Award Agreement, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate of the Company and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “cause” (or words of like import) or where it only applies upon the occurrence of a change in control and one has not yet taken place), termination due to: (i) the Participant’s (x) being indicted for or charged with a felony under United States or applicable state law or (y) conviction of, or plea of guilty or nolo contendere to a misdemeanor where imprisonment is imposed (other than for a traffic-related offense); (ii) perpetration by the Participant of an illegal act, dishonesty, or fraud that could cause economic injury to, or otherwise damage the property, business, goodwill, or reputation of the Company or any Subsidiary (in each case as determined by the Committee) or any act of moral turpitude or other misconduct by the Participant; (iii) the Participant’s insubordination, refusal to perform his or her duties or responsibilities for any reason other than illness or incapacity or unsatisfactory performance of his or her duties for the Company or any Subsidiary; (iv) willful and deliberate failure by the Participant to perform the Participant’s duties after the Participant has been given notice and an opportunity to effectuate a cure, or the willful and deliberate failure by the Participant to follow the lawful instructions of the Board, in each case as determined by the Committee; (v) the Participant’s willful misconduct or gross negligence with regard to the Company or any Subsidiary; (vi) the Participant’s unlawful appropriation of a material corporate opportunity or breach of fiduciary duty; or (vii) the Participant’s breach of agreement with the Company or any of its Affiliates, including any confidentiality or other restrictive covenant entered into between the Participant and the Company or any of its Affiliates or breach of Company policy; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate of the Company and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), “cause” as defined under such agreement; provided, that with regard to any agreement under which the definition of “cause” only applies upon an occurrence of a change in control, such definition of “cause” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant’s Termination of Directorship, “cause” means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.
2.8
“Certificate of Incorporation” means the Company’s Certificate of Incorporation, as amended or amended and restated from time to time.

2.9
“Change in Control” means, unless otherwise determined by the Committee in the applicable Award Agreement, the occurrence of any of the following:
(a)
the acquisition (including any acquisition through purchase, reorganization, merger, consolidation or similar transaction), directly or indirectly, in one or more transactions by a Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of shares or other securities (as defined in Section 3(a)(10) of the Exchange Act) representing 50% or more of the total voting power of the Company, in each case calculated on a fully diluted basis after giving effect to such acquisition; provided that none of the following shall constitute a Change in Control under this clause (a): (i) any acquisition that does not result in any Person beneficially owning shares or securities representing 50% or more of the total voting power of the Company, and (ii) any acquisition, after which the Company or its Affiliates have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board;
(b)
after an Initial Public Offering, any election has occurred of Persons to the Board that causes two-thirds of the Board to consist of Persons other than (i) members of the Board on the Effective Date, (ii) Persons who were nominated for election as members of the Board at a time when two-thirds of the Board consisted of Persons who were members of the Board on the Effective Date and (iii) Persons who were designated for election as members of the Board pursuant to the Stockholders Agreement; provided that any Person nominated for election by a Board at least two-thirds of whom constituted Persons described in clauses (i), (ii) or (iii) or by Persons who were themselves nominated by such board shall, for this purpose, be deemed to have been nominated by a Board composed of Persons described in clause (i); or
(c)
(i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition (including by means of a merger or consolidation), directly or indirectly, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any Person other than an Affiliate of the Company.

Notwithstanding the foregoing, for purposes of the Plan, unless the Committee provides otherwise in an Award Agreement, the completion of an Initial Public Offering shall not be considered a Change in Control. With respect to any payment, accelerated vesting, and/or settlement pursuant to a Section 409A Covered Award that is triggered upon a Change in Control, unless otherwise provided in the Award Agreement at grant, the settlement of such Award shall not occur until the earliest of (i) the Change in Control if such Change in Control constitutes a “change in the ownership of the corporation,” a “change in effective control of the corporation” or a “change in the ownership of a substantial portion of the assets of the corporation,” within the meaning of Section 409A(a)(2)(A)(v) of the Code, (ii) the date such Award otherwise would be settled pursuant to the terms of the applicable Award Agreement and (iii) the Participant’s “separation from service” within the meaning of Section 409A of the Code, subject to Section 14.22(a).

2.10
“Chief Executive Officer” means the chief executive officer of the Company.

2.11
“Code” means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder.
2.12
“Committee” means (a) prior to a Registration Date, the Board or a committee or subcommittee of the Board appointed from time to time by the Board and (b) following a Registration Date, a committee or subcommittee of the Board appointed from time to time by the Board that, in the discretion of the Board, may consist solely of two or more “non-employee directors” as defined in Rule 16b-3 and, to the extent required by applicable stock exchange rules, who are “independent” as defined under applicable stock exchange rules; provided that if for any reason the appointed Committee does not meet the requirements of Rule 16b-3, such noncompliance shall not affect the validity of grants, interpretations or other actions of the Committee. With respect to the application of the Plan to Non-Employee Directors, the Committee shall mean the Board. Notwithstanding the foregoing, if and to the extent that no Committee exists that has the authority to administer the Plan or as otherwise determined by the Board, the functions of the Committee shall be exercised by the Board and all references herein to the Committee shall be deemed references to the Board.
2.13
“Common Stock” means the Common Stock of the Company, par value $0.00001 per share.
2.14
“Company” means Metsera, Inc., a Delaware corporation, and its successors by operation of law.
2.15
“Competitor” means any Person (other than the Company and its Affiliates) engaged in the Business.
2.16
“Consultant” means any natural person who (a) provides bona fide consulting or advisory services to the Company or any of its Affiliates pursuant to a written agreement, which services are not in connection with the offer and sale of securities in a capital-raising transaction, and (b) who does not, directly or indirectly, promote or maintain a market for the Company’s or any of its Affiliates’ securities.
2.17
“control” means, with respect to any Person, the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and words such as “controlled” and “controlling” have meanings correlative to the foregoing.
2.18
“Detrimental Activity” means, unless otherwise set forth in an Award Agreement:
(a)
disclosing, divulging, furnishing or making available to any Person, except as necessary in the furtherance of Participant’s responsibilities to the Company or any of its Affiliates, either during or subsequent to Participant’s service relationship with the Company or any of its Affiliates, any knowledge or information with respect to confidential or proprietary information, methods, processes, plans or materials of the Company or any of its Affiliates, or with respect to any other confidential or proprietary aspects of the business of the Company or any of its Affiliates, acquired by the Participant at any time prior to the Participant’s Termination;

(b)
any activity while employed by, or performing services for, the Company or any of its Affiliates that results, or if known could result, in the Participant’s Termination for Cause;
(c)
(i) directly or indirectly soliciting, enticing or inducing any employee of the Company or any of its Affiliates to be employed by any Person that is, directly or indirectly, engaged in the Business; (ii) directly or indirectly approaching any such employee for these purposes; (iii) authorizing or knowingly approving the taking of such actions by other Persons on behalf of any such Person, or assisting any such Person in taking such action; or (iv) directly or indirectly soliciting Suppliers to provide products or services to support a Competitor;
(d)
direct or indirect Disparagement, or inducing others to engage in Disparagement; or
(e)
a material breach of any agreement between the Participant and the Company or an Affiliate of the Company; provided that any breach of the confidentiality, non-competition, non-solicitation or other restrictive covenants in any agreement between the Participant and the Company or any of its Affiliates shall be deemed material for purposes of this definition.

Notwithstanding the foregoing, a Participant’s engagement in any activity described in Sections 14.7(b) or (c) shall not constitute “Detrimental Activity.”

2.19
“Disability” means with respect to a Participant’s Termination, a “Total Disability” as defined under the Company’s Long-Term Disability Plan in effect at the time of the disability, or if the Company does not have a Long Term Disability Plan in effect at the time of the Disability or for an Award under the Plan that provides for vesting and/or payment or settlement triggered upon a Disability and that constitutes a Section 409A Covered Award, the foregoing definition shall apply for purposes of vesting of such Award, provided that for purposes of payment or settlement of such Award, such Award shall not be paid (or otherwise settled) until the earliest of: (A) the Participant’s “disability” within the meaning of Section 409A(a)(2)(C)(i) or (ii) of the Code, (B) the Participant’s “separation from service” within the meaning for Section 409A of the Code and (C) the date such Award would otherwise be settled pursuant to the terms of the Award Agreement.
2.20
“Disparagement” means, except as may be required by applicable law or legal process, making comments or statements that could reasonably be expected to adversely affect in any manner: (a) the business of the Company or its Affiliates (including any products or business plans or prospects); or (b) the business reputation of the Company or its Affiliates, or any of their products, or their past or present officers, directors or employees.
2.21
“Effective Date” means the effective date of the Plan as defined in Article XV.
2.22
“Eligible Employee” means each employee of the Company or one of its Affiliates.

2.23
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder. Any references to any section of the Exchange Act shall also be a reference to any successor provision.
2.24
“Exercisable Awards” has the meaning set forth in Section 4.2(d).
2.25
“Fair Market Value” means, unless otherwise required by any applicable provision of the Code, with respect to a share of any class of Common Stock or other security, as of any date, (i) if such class of Common Stock or other security is not then traded on an established securities market, the fair market value of a share of such class of Common Stock or other security as determined by the Committee in whatever manner it considers appropriate, taking into account the requirements of Section 422 or 409A of the Code, as applicable, or (ii) if such class of Common Stock or other security is then traded on an established securities market, the closing price reported on the principal market on which such class or security is traded on such date or, if there is no sale of such class of Common Stock or other security on such date, then on the last previous date on which there was a sale.
2.26
“Family Member” means “family member” as defined in Rule 701 under the Securities Act or, following the filing of a Form S-8 pursuant to the Securities Act with respect to the Plan, as defined in Section A.1.(5) of the general instructions of Form S-8, as may be amended from time to time.
2.27
“Good Reason” with respect to a Participant’s voluntary Termination of Employment shall have the meaning ascribed to such term under an employment or similar agreement in effect between the Company and the Participant; a Participant shall not have “Good Reason” in the absence of such an agreement defining such term.
2.28
“Incentive Stock Option” means any Stock Option awarded to an Eligible Employee of the Company, its Subsidiaries and its Parent (if any) under the Plan intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.
2.29
“Initial Public Offering” means (i) an initial public offering of common stock of the Company pursuant to an effective registration statement filed under the Securities Act (excluding registration statements filed on Form S-8, any similar successor form or another form used for a purpose similar to the intended use for such forms), or (ii) a merger with a special purpose acquisition company following which the Company has a class of common equity securities registered under Section 12 of the Exchange Act.
2.30
“Joinder Agreement” means a joinder agreement to the Stockholders Agreement or any similar joinder agreement to a stockholders agreement (or similar agreement) entered into by the Company after the Effective Date.
2.31
“Non-Employee Director” means a non-employee director of the Company as defined in Rule 16b-3.
2.32
“Non-Qualified Stock Option” means any Stock Option awarded under the Plan that is not an Incentive Stock Option.

2.33
“Other Stock-Based Award” means an Award under Article VIII of this Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock, including an Award valued by reference to an Affiliate.
2.34
“Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.
2.35
“Participant” means an Eligible Employee, Consultant or Non-Employee Director to whom an Award has been granted pursuant to the Plan.
2.36
“Permitted Transferee” means:
(a)
with respect to a Participant or any stockholder of the Company who is a natural person, (i) such person’s spouse, parents, parents-in-law, descendants, nephews, nieces, brothers, sisters, brothers-in-law, sisters-in-law and children-in-law, (ii) such person’s heirs, legatees, beneficiaries or devisees and (iii) any trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners or other owners of which consist entirely of such person or such other persons referred to in clauses (i) and (ii) above;
(b)
with respect to a trust that is a Permitted Transferee pursuant to section (a)(iii) above, any other trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners or other owners of which consist entirely of such trust or such trust’s beneficiaries;
(c)
with respect to any stockholder of the Company that is an investment fund, an investment partnership or an investment account, any Related Person of such Stockholder; and
(d)
with respect to any stockholder of the Company that is an entity and to which clause (c) above is not applicable, any controlled Affiliate of such Stockholder so long as such transferee remains a controlled Affiliate of such stockholder of the Company following the applicable Transfer;

provided that, in any of such cases, such Permitted Transferee is an accredited investor within the meaning of Regulation D under the Securities Act.

2.37
“Person” means any individual, entity (including any employee benefit plan or any trust for an employee benefit plan) or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision).
2.38
“Plan” means this Metsera, Inc. 2023 Stock Incentive Plan, as amended or restated from time to time.
2.39
“Registration Date” means the first date after the Effective Date (a) on which the Company consummates an Initial Public Offering or (b) any class of common equity securities of the Company is required to be registered under Section 12 of the Exchange Act.

2.40
“Related Person” means, with respect to any Person, (a) an Affiliate of such Person, (b) any investment manager, investment advisor, managing member or general partner of such Person, (c) any investment fund, investment partnership, investment account or other investment Person whose investment manager, investment advisor, managing member or general partner is such Person or a Related Person of such Person, and (d) any equity investor, member, partner or officer of such Person.
2.41
“Restricted Stock” means an Award of shares of Common Stock that is subject to restrictions under Article VII.
2.42
“Restriction Period” has the meaning set forth in Section 7.1(b).
2.43
“Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.
2.44
“Section 4.2 Event” has the meaning set forth in Section 4.2(b).
2.45
“Section 409A Covered Award” has the meaning set forth in Section 14.22.
2.46
“Section 409A of the Code” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable Treasury Regulation or other official guidance promulgated thereunder.
2.47
“Securities Act” means the Securities Act of 1933 and all rules and regulations promulgated thereunder. Any reference to any section of the Securities Act shall also be a reference to any successor provision.
2.48
“Stock Option” means any option to purchase shares of Common Stock granted to Eligible Employees, Non-Employee Directors or Consultants pursuant to Article VI.
2.49
“Stockholders Agreement” means that certain Stockholders Agreement, entered into by and among the Company and each stockholder of the Company and each other Person who becomes a party to such agreement, as the same may be amended, modified, supplemented or replaced from time to time.
2.50
“Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.
2.51
“Supplier” means any Person who supplies products or services to the Company or any Subsidiary and with whom a Participant had material business-related contact (whether in person, by telephone or by paper or electronic correspondence) on behalf of the Company or any of its Affiliates.
2.52
“Ten Percent Stockholder” means an individual described in Section 422(b) of the Code.
2.53
“Termination” means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

2.54
“Termination of Consultancy” means: (a) that the Participant is no longer acting as a consultant to the Company or one of its Affiliates; or (b) that an entity that is retaining a Participant as a Consultant ceases to be an Affiliate of the Company unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another of its Affiliates at the time the entity ceases to be an Affiliate of the Company. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of his or her consultancy, unless otherwise determined by the Committee, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Consultancy in the Award Agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter.
2.55
“Termination of Directorship” means that a Participant has ceased to be a Non-Employee Director; except that if such Participant becomes an Eligible Employee or a Consultant upon the termination of his or her directorship, his or her ceasing to be a director of the Company shall not be treated as a Termination of Directorship unless and until such Participant has a subsequent Termination of Employment or Termination of Consultancy, as the case may be.
2.56
“Termination of Employment” means: (a) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (b) that an entity that is employing a Participant ceases to be an Affiliate of the Company, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate of the Company at the time the entity ceases to be an Affiliate of the Company. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of his or her employment, unless otherwise determined by the Committee no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Employment in the Award Agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.
2.57
“Transfer” means: (a) when used as a noun, any direct or indirect transfer, offer, sale, assignment, pledge, lease, donation, grant, gift, bequest, hypothecation, encumbrance or other disposition (including the issuance of equity in a Person), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, offer, sell, assign, pledge, lease, donate, grant, gift, bequest, encumber, charge, hypothecate or otherwise dispose of (including the issuance of equity in a Person) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). “Transferable” and “Transferred” shall have a correlative meaning.
Article III

ADMINISTRATION
3.1
The Committee. The Plan shall be administered and interpreted by the Committee.

3.2
Grants of Awards. The Committee shall have full authority to grant Awards pursuant to the terms of the Plan, to Eligible Employees, Consultants and Non-Employee Directors. In particular, the Committee shall have the authority:
(a)
to select the Eligible Employees, Consultants and Non-Employee Directors to whom Awards may from time to time be granted hereunder;
(b)
to determine whether and to what extent Awards are to be granted hereunder to one or more Eligible Employees, Consultants or Non-Employee Directors;
(c)
to determine, in accordance with the terms of the Plan, the number of shares, and class, of Common Stock to be covered by each Award granted hereunder;
(d)
to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto), based on such factors, if any, as the Committee shall determine;
(e)
to determine whether and under what circumstances the exercise price of any Stock Option may be paid in cash or Common Stock under Section 6.3(d);
(f)
to determine whether, to what extent and under what circumstances to provide loans (which may be on a recourse basis and shall bear interest at the rate the Committee shall provide) to Participants in order to exercise Awards or to purchase or pay for shares of Common Stock issuable pursuant to Awards under the Plan; provided that (i) on and after the Registration Date executive officers and directors are not eligible to receive such loans, and (ii) all outstanding loans shall be repaid before the Registration Date;
(g)
to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option;
(h)
to determine at the time of grant whether to require an Eligible Employee, Non-Employee Director or Consultant, as a condition of the granting of any Stock Option, not to Transfer shares of Common Stock acquired pursuant to the exercise of a Stock Option for a period of time as determined by the Committee, following the date of acquisition of such shares of Common Stock;
(i)
to modify, extend or renew an Award, subject to Article XI and Section 6.3(f), provided, however, that such action shall be implemented in a manner intended to comply with Section 409A of the Code; and
(j)
generally, to exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Plan.

The Committee may (i) designate employees of the Company and its Affiliates and advisors (including counsel and consultants) to assist the Committee in the administration of the

Plan, (ii) rely upon any opinion received from any such advisor and (iii) (to the extent permitted by applicable law and applicable exchange rules) may grant authority to officers or employees of the Company and its Affiliates to grant Awards or execute agreements or other documents on behalf of the Committee. Without limiting the foregoing, the Board or the Committee may (to the extent permitted by applicable law and applicable exchange rules) delegate to the Chief Executive Officer, to a committee of officers or employees of the Company or one of its Subsidiaries, or to a committee of one or more members of the Board, the authority to (a) grant Awards pursuant to the terms of the Plan covering up to such number of shares of Common Stock per individual, per year, as the Board or the Committee shall determine, to officers and employees of the Company and its Subsidiaries and Affiliates who are neither (i) subject to Section 16 of the Exchange Act, nor (ii) “covered employees” within the meaning of Code Section 162(m)(3) and (b) grant Awards pursuant to the terms of the Plan covering up to such number of shares of Common Stock per individual as the Board or the Committee shall determine, as an inducement to an individual to accept an offer of employment, including Awards to individuals who may become, upon accepting an offer of employment, (i) officers of the Company and its Subsidiaries and Affiliates who are subject to Section 16 of the Exchange Act, or (ii) “covered employees” within the meaning of Code Section 162(m)(3). Any such delegation so made shall be consistent with recommendations made by the Committee to the Board regarding non-Chief Executive Officer compensation, incentive-compensation plans and equity-based plans. When such delegation is so made by the Committee, the Chief Executive Officer or such committee shall have the authority of the Committee described in Sections 3.2(a), 3.2(b), 3.2(c) and 3.2(d) with respect to the granting of such Awards; provided that the Committee may limit or qualify the authority under any such delegation in any manner it deems appropriate.

3.3
Guidelines. Subject to Article XI, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of the Plan and any Award granted under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of the Plan. The Committee may adopt special guidelines and provisions for Persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws of such domestic or foreign jurisdictions. To the extent applicable, the Plan is intended to comply with the applicable requirements of Rule 16b-3 and shall be limited, construed and interpreted in a manner so as to comply therewith.
3.4
Decisions Final. Any decision, interpretation, determination, evaluation, election, approval, authorization, appointment, consent or other action made or taken by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the sole and absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants, Permitted Transferees and their respective heirs, executors, administrators, successors and assigns. Nothing in the Plan shall obligate the Company, the Board or the Committee (or any of its members) to treat any Participants alike, and the exercise of any power or discretion by any such Person with respect to any Participant shall not create any obligation on the part of such Person to take any similar action in the case of any other Participant; it being understood that any power or discretion of the Company, the Board or the Committee (or any of its members) shall be treated as having been so conferred as to each Participant separately.
3.5
Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the Bylaws of the Company, at such times and places as it shall deem advisable, including by telephone conference or by written consent to the extent permitted by applicable law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the Bylaws of the Company, shall be as fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.
3.6
Limitation of Liability; Indemnification.
(a)
The Committee, its members and any Person designated pursuant to Section 3.3 shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no officer or former officer of the Company or any of its Subsidiaries or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it.
(b)
To the maximum extent permitted by applicable law and the Certificate of Incorporation and Bylaws of the Company and to the extent not covered by insurance directly insuring such person, each officer or employee of the Company or any of its Affiliates and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Committee) or liability (including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of the Plan, except to the extent arising out of such officer’s, employee’s, member’s or former officer’s, employee’s or member’s own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the employees, officers, directors or members or former employees, officers, directors or members may have under applicable law or under the Certificate of Incorporation or Bylaws of the Company or any of its Affiliates. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under the Plan.
3.7
Stockholders Agreement. Notwithstanding anything herein to the contrary, the Plan and the operation and administration of the Plan (including any action taken by the Committee) shall be subject to the terms and conditions set forth in the Stockholders Agreement.

Article IV

SHARE LIMITATIONS
4.1
General Limitations. The aggregate number of shares of Common Stock that may be issued or used for reference purposes under the Plan or with respect to which Awards may be granted under the Plan, including with respect to Incentive Stock Options, shall not exceed 5,000,000 shares of Common Stock (subject, in each case, to any increase or decrease pursuant to Section 4.2), which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both. If any Award granted under the Plan expires, terminates, is canceled or is forfeited for any reason (in the case of any Stock Option, without having been exercised in full) or is settled in cash, the number of shares of Common Stock underlying such Award (in the case of any Stock Option, to the extent unexercised) shall again be available for issuance under the Plan. No fractional shares of Common Stock shall be issued under the Plan.
4.2
Changes.
(a)
The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger or consolidation of the Company or any of its Affiliates, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any of its Affiliates, (v) any sale or Transfer of all or part of the assets or business of the Company or any of its Affiliates, (vi) any Section 4.2 Event or (vii) any other corporate act or proceeding.
(b)
Subject to the provisions of this Section 4.2(d), in the event of any change in the capital structure or business of the Company by reason of any stock split, reverse stock split, stock dividend, combination or reclassification of shares, recapitalization, or other change in capital structure of the Company, or an extraordinary cash dividend, merger, consolidation, spin-off, split-off, reorganization, partial or complete liquidation, sale or transfer of all or substantially all of the Company’s assets or business, or other corporate transaction or event that would be considered an “equity restructuring” within the meaning of FASB ASC Topic 718 (a “Section 4.2 Event”) then (i) the aggregate number and kind of shares that thereafter may be issued under the Plan, (ii) the number and kind of shares or other property (including cash) subject to any Award or to be issued upon exercise of an outstanding Stock Option granted under the Plan, (iii) the purchase or exercise price thereof, or (iv) any performance-based criteria established in connection with Awards, in each case, shall be appropriately adjusted consistent with such change in such manner as the Committee may determine. In addition, subject to Section 4.2(d), in the event of any change in the capital structure or equity interests of the Company that is not a Section 4.2 Event (an “Other Extraordinary Event”), then the Committee may (but shall not be obligated to) make the adjustments described in clauses (i), (ii), (iii), and (iv) above as it determines, in good faith, to be necessary or advisable to prevent substantial dilution or enlargement of the rights of Participants under the Plan. Any such adjustment determined by the Committee shall be final, binding and conclusive on the Company and all Participants, Permitted Transferees and their respective heirs, executors, administrators, successors and assigns. In connection with any Section 4.2 Event, the Committee may provide for the cancellation of any outstanding Awards and payment in cash or other property in exchange therefor, to the extent any such cancellation and payment does not cause any such Award to fail to comply with Section 409A of the Code; provided that if the value of the consideration to be paid to holders of the same number of shares of Common Stock subject to any such Award (or, if no consideration is paid, the Fair Market Value of the shares of Common Stock subject to any such Award) is less than or equal to the aggregate exercise price of such Award, the Award may be cancelled for no consideration. Except as provided in this Section 4.2 or in the applicable Award Agreement, a Participant shall have no rights by reason of any issuance by the Company of any class of securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend, any other increase or decrease in the number of shares of stock of any class, any sale or Transfer of all or part of the Company’s assets or business or any other change affecting the Company’s capital structure or business. Notwithstanding the foregoing, (x) any adjustments made pursuant to Section 4.2(b) to Section 409A Covered Awards shall be made in a manner intending to comply with the requirements of Section 409A of the Code; and (y) any adjustments made pursuant to Section 4.2(b) to Awards that are not Section 409A Covered Awards shall be made in a manner intending that, after such adjustment, the Awards either (A) continue not to be subject to Section 409A of the Code or (B) comply with the requirements of Section 409A of the Code.
(c)
Fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2(a) or (b) shall be eliminated at the time of such adjustment by rounding-down for any fractional shares. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.
(d)
In the event of an Acquisition Event, the Committee may terminate all outstanding and unexercised Stock Options or other Awards that provide for a Participant elected exercise (“Exercisable Awards”), effective as of the date of the Acquisition Event, by delivering notice of termination to each Participant at least 10 days prior to the date of consummation of the Acquisition Event, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise his or her Exercisable Awards that are then outstanding to the extent vested as of the date on which such notice of termination is delivered (or, at the discretion of the Committee, without regard to any limitations on exercisability otherwise contained in the Award Agreements), but any such exercise shall be contingent upon and subject to the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void and the applicable provision of Section 4.2(b) and Article VIII shall apply. If the Acquisition Event does take place after giving such notice, any Exercisable Awards not exercised prior to the date of the consummation of such Acquisition Event shall be forfeited simultaneous with the consummation of the Acquisition Event. For the avoidance of doubt, in the event of an Acquisition Event, the Committee may terminate any Exercisable Award for which the exercise price is equal to or exceeds the Fair Market Value of the Common Stock subject to such Exercisable Award on the date of such Acquisition Event, without payment of consideration therefor.

If an Acquisition Event occurs but the Committee does not terminate the outstanding Exercisable Awards pursuant to this Section 4.2(d), then the applicable provisions of Section 4.2(b) and Article X shall apply.

4.3
Minimum Purchase Price. Notwithstanding any provision of the Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under the Plan, such shares shall not be issued for a consideration that is less than as permitted under applicable law.
Article V

ELIGIBILITY AND GENERAL REQUIREMENTS FOR AWARDS
5.1
General Eligibility. All current Eligible Employees, Non-Employee Directors and Consultants and prospective Eligible Employees, Consultants and Non-Employee Directors are eligible to be granted Non-Qualified Stock Options, Restricted Stock and Other Stock-Based Awards. Eligibility for the grant of Awards and actual participation in the Plan shall be determined by the Committee.
5.2
Incentive Stock Options. Notwithstanding anything herein to the contrary, only Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under the Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in the Plan shall be determined by the Committee.
5.3
General Requirement. The granting, vesting and exercise of Awards granted to a prospective Eligible Employee, Consultant or Non-Employee Director are conditioned upon such individual actually becoming an Eligible Employee, Consultant or Non-Employee Director, provided that no Award may be granted to a prospective Eligible Employee, Consultant or Non-Employee Director unless the Company determines that the Award will comply with applicable laws, including the securities laws of all relevant jurisdictions.
Article VI

STOCK OPTIONS
6.1
Stock Options. Each Stock Option granted under the Plan shall be one of two types: (a) an Incentive Stock Option; or (b) a Non-Qualified Stock Option.
6.2
Grants. The Committee shall have the authority to grant to any Eligible Employee (subject to Section 5.2) Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock

Option or the portion thereof that does not qualify, shall constitute a separate Non-Qualified Stock Option. The Committee shall have the authority to grant any Consultant or Non-Employee Director one or more Non-Qualified Stock Options.
6.3
Terms of Stock Options. Stock Options granted under the Plan shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall determine:
(a)
Exercise Price. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee on the date of the grant, provided that the per share exercise price of a Stock Option shall not be less than 100% (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110%) of the Fair Market Value of the Common Stock on the date of the grant.
(b)
Stock Option Term. The term of each Stock Option shall be fixed by the Committee; provided, that (i) no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted; and (ii) the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed five years.
(c)
Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. If the Committee provides that any Stock Option is exercisable subject to certain limitations (including that such Stock Option is exercisable only in installments or within certain time periods or upon the attainment of certain financial results or other criteria), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine. Unless otherwise determined by the Committee at grant, (i) in the event the Participant engages in Detrimental Activity prior to any exercise of the Stock Option, all Stock Options held by the Participant shall thereupon terminate and expire, (ii) as a condition of the exercise of a Stock Option, the Participant shall be required to certify (or shall be deemed to have certified) at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (iii) in the event the Participant engages in Detrimental Activity during the one-year period (or such longer period as may be provided in the applicable Award Agreement or any employment agreement or restrictive covenant agreement between the Participant and the Company or any Subsidiary) commencing on the later of the date the Stock Option is exercised or the date of the Participant’s Termination, the Company shall be entitled to recover from the Participant, at any time within one year after the end of such one year period, and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise of the Stock Option (whether at the time of exercise or thereafter). In the event that a written employment agreement between the Company and a Participant provides for a vesting schedule that is more favorable than the vesting schedule provided in the form of Stock Option Award Agreement, the vesting schedule in such employment agreement shall govern, provided that such agreement is in effect on the date of grant and applicable to the specific Stock Option.
(d)
Method of Exercise. Subject to any installment exercise and waiting period provisions that apply under subsection (c) above, to the extent vested, a Stock Option may be exercised in whole or in part at any time and from time to time during the Stock Option term by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be acquired. Such notice shall be accompanied by (x) at the Company’s request, a Joinder Agreement executed by the holder thereof and (y) payment in full of the exercise price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) solely to the extent permitted by applicable law, if the Common Stock is traded on a national securities exchange or quoted on a national quotation system through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price, to the extent authorized by the Committee; or (iii) on such other terms and conditions as may be acceptable to the Committee (including the relinquishment of Stock Options or by payment in full or in part in the form of Common Stock owned by the Participant and for which the Participant has good title free and clear of any liens and encumbrances based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.
(e)
Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under the Plan or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or any Parent at all times from the time an Incentive Stock Option is granted until three months prior to the date of exercise thereof (or such other period as required by applicable law), such Stock Option shall be treated as a Non-Qualified Stock Option. Should any provision of the Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.
(f)
Form, Modification, Extension and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of the Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may (i) modify, extend or renew outstanding Stock Options granted under the Plan (provided that (x) the rights of a Participant are not reduced or materially and adversely affected without his or her consent and (y) such action does not subject the Stock Options to Section 409A of the Code), and (ii) accept the surrender of outstanding Stock Options (to the extent not theretofore exercised) and authorize the granting of new Stock Options or other Awards, as the Committee determines, in substitution therefor. Notwithstanding the foregoing, after the Registration Date an outstanding Stock Option may not be modified to reduce the exercise price thereof and a new Stock Option at a lower price or other Award may not be substituted for a surrendered Stock Option (other than adjustments or substitutions in accordance with Section 4.2), unless such action is approved by the stockholders of the Company entitled to vote in accordance with applicable law.
(g)
Early Exercise. The Committee may provide that a Stock Option include a provision whereby the Participant may elect at any time before the Participant’s Termination to exercise the Stock Option as to any part or all of the shares of Common Stock subject to the Stock Option prior to the full vesting of the Stock Option and such shares shall be subject to certain restrictions as determined by the Committee and be treated as Restricted Stock. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate.
(h)
Other Terms and Conditions. Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of the Plan, as the Committee shall deem appropriate.
Article VII

RESTRICTED STOCK
7.1
Awards of Restricted Stock. (a) Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Eligible Employees, Consultants and Non-Employee Directors to whom, and the time or times within which, grants of Restricted Stock will be made, the number of shares to be awarded, the purchase price (if any) to be paid by the Participant (subject to Section 7.2), the time or times at which such Awards may be subject to forfeiture (if any), the vesting schedule (if any) and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance targets or such other factors as the Committee may determine.

Unless otherwise determined by the Committee at grant, in the event the Participant engages in Detrimental Activity prior to, or during the one-year period (or such longer period as may be provided in the applicable Award Agreement or any employment agreement or restrictive covenant agreement between the Participant and the Company or any Subsidiary) after the date of the Participant’s Termination, all unvested Restricted Stock shall be immediately forfeited to the Company and the Participant shall pay over to the Company an amount equal to the Fair Market Value on the date of vesting of any Restricted Stock that had vested in the period referred to above.

(b)
Restriction Period. The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under the Plan during a period set by the Committee (if any) (the “Restriction Period”) commencing with the date of such Award, as set forth in the applicable Award Agreement and such agreement shall set forth a vesting schedule and any events that would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service or such other factors or criteria as the Committee may determine, the Committee may condition the grant or provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award.
7.2
Awards and Certificates. An Eligible Employee, Consultant and Non-Employee Director selected to receive Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the Award Agreement evidencing the Award to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:
(a)
Purchase Price. The purchase price (if any) of Restricted Stock shall be determined by the Committee, but shall not be less than as permitted under applicable law.
(b)
Acceptance. Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the grant date, by executing an Award Agreement and by paying whatever price (if any) the Committee has designated thereunder and all applicable withholding taxes due upon the granting and acceptance of the Award (if any) in accordance with the provisions of Section 14.4.
(c)
Legend. Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Metsera, Inc. (the “Company”) 2023 Stock Incentive Plan (as amended from time to time), and an Award Agreement entered into between the registered owner and the Company dated _____________. Copies of such Plan and Award Agreement are on file at the principal office of the Company.”

(d)
Custody. The Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.
(e)
Rights as Stockholder. Except as provided in this subsection and subsection (d) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. Notwithstanding the foregoing, the payment of dividends shall be deferred (without interest thereon) until, and conditioned upon, the expiration of the applicable Restriction Period, unless the Committee specifies otherwise at the time of the Award.
(f)
Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant. The legend referred to in subsection (c) above shall be removed from said certificates at the time of delivery to the Participant except as otherwise required by applicable law. Notwithstanding the foregoing, actual certificates shall not be issued to the extent that book entry recordkeeping is used.
Article VIII

OTHER STOCK-BASED AWARDS
8.1
Other Awards. The Committee is authorized to grant to Eligible Employees, Consultants and Non-Employee Directors Other Stock-Based Awards, including shares of Common Stock awarded purely as a bonus and not subject to any restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, stock equivalent units, restricted stock units, deferred stock units, and Awards valued by reference to the value of shares of Common Stock, including by reference to an Affiliate. The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified performance criteria or such other factors as the Committee may determine. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified performance period. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under this Plan.

Subject to the provisions of this Plan, the Committee shall have authority to determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, such Awards shall be made, the number of shares, and class, of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. To the extent permitted by law, the Committee may permit Eligible Employees or Non-Employee Directors to defer all or a portion of their cash compensation in the form of Other Stock-Based Awards granted under this Plan, subject to the terms and conditions of any deferred compensation arrangement established by the Company, which shall be in a manner intended to comply with Section 409A of the Code.

8.2
Terms and Conditions. Other Stock-Based Awards made pursuant to this Article VIII shall be subject to the following terms and conditions:
(a)
Non-Transferability. Subject to the applicable provisions of the Award Agreement and this Plan, neither Other Stock-Based Awards nor the shares of Common Stock subject to them may be Transferred prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.
(b)
Dividends. Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award Agreement and this Plan, the recipient of an

Other Stock-Based Award shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award.
(c)
Vesting. Any Other Stock-Based Award and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award Agreement, as determined by the Committee.
(d)
Price. Common Stock issued on a bonus basis pursuant to an Other Stock-Based Award may be issued for no cash consideration; Common Stock purchased pursuant to a purchase right pursuant to an Other Stock-Based Award shall be priced, as determined by the Committee.
(e)
Payment. Form of payment for the Other Stock-Based Award shall be specified in the Award Agreement.
Article IX

NON-TRANSFERABILITY AND TERMINATION OF EMPLOYMENT/CONSULTANCY/DIRECTORSHIP
9.1
Non-Transferability
(a)
Except as otherwise specifically provided herein, no Stock Option shall be Transferable by the Participant other than by will or by the laws of descent and distribution. All Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant. Any attempt to Transfer Stock Options other than in accordance with the provisions of this Section 9.1 shall be void, and no Award shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any Person who shall be entitled to such Award, or be subject to attachment or legal process for or against such Person.
(b)
Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Section 9.1 is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently Transferred other than by will or by the laws of descent and distribution and (ii) remains subject to the terms of the Plan and the Stock Option agreement. Any shares of Common Stock acquired upon the exercise of a Stock Option by a Permitted Transferee of a Stock Option or a Permitted Transferee pursuant to a Transfer after the exercise of the Stock Option shall be subject to the terms of the Plan and the Stock Option agreement, including the provisions of Article XIII.
(c)
In the event of a Participant’s death, the Committee may require the transferee of a Participant to supply it with written notice of the Participant’s death and to supply it with a copy of the will or such other evidence as the Committee deems necessary to establish the validity of the Transfer of a Stock Option. The Committee may also require the agreement of the transferee to be bound by all of the terms and conditions of the Plan.
(d)
Restrictions on Transfer applicable to shares of Common Stock acquired pursuant to Awards under the Plan are set forth in Section 13.2.
9.2
Termination. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, the following shall apply in the event of a Termination of a Participant:
(a)
Rules Applicable to Stock Options.
(i)
Termination by Reason of Death or Disability. If a Participant’s Termination is by reason of death or Disability, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant (or, in the case of death, by the legal representative of the Participant’s estate) at any time within a period of one year after the date of such Termination, but in no event later than the expiration of the stated term of such Stock Options, after which time such Stock Options automatically shall terminate.
(ii)
Termination Without Cause; Certain Terminations with Good Reason. If a Participant’s Termination is for any reason other than Participant’s death or Disability or Cause, all Non-Qualified Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of three months after the date of such Termination, but in no event later than the expiration of the stated term of such Non-Qualified Stock Options, after which time such Non-Qualified Stock Options automatically shall terminate. If a Participant’s Termination is by involuntary termination without Cause or by the Participant for Good Reason, all Incentive Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 90 days after the date of such Termination, but in no event later than the expiration of the stated term of such Incentive Stock Options, after which time such Incentive Stock Options automatically shall terminate.
(iii)
Termination for Cause; Certain Terminations without Good Reason. If a Participant’s Termination is for Cause, all Stock Options, whether vested or not vested, that are held by such Participant shall automatically terminate on the date of such Termination. Without limiting the foregoing and except as otherwise determined by the Committee or its delegate, if a Participant’s Termination: (1) is a voluntary Termination by the Participant after the occurrence of an event that would be grounds for a Termination for Cause or (2) is a voluntary Termination by the Participant without Good Reason, all Incentive Stock Options, whether vested or not vested, that are held by such Participant shall automatically terminate on the date of such Termination.

(iv)
Unvested Stock Options. Stock Options that are not vested as of the date of a Participant’s Termination for any reason shall terminate on the date of such Termination.
(b)
Rules Applicable to Restricted Stock. Unless otherwise determined by the Committee at grant or thereafter, during the relevant Restriction Period, upon a Participant’s Termination for any reason, all Restricted Stock still subject to restriction shall be forfeited.
(c)
Rules Applicable to other Stock-Based Awards. The effect of a Participant’s Termination on any Other Stock-Based Award shall be as provided in the applicable Award Agreement.
Article X

CHANGE IN CONTROL PROVISIONS
10.1
Except as otherwise provided by the Committee in an Award Agreement, in the event of a Change in Control after the Effective Date, the Committee may, but shall not be obligated to:
(a)
accelerate, vest or cause the restrictions to lapse with respect to all or any portion of an Award;
(b)
accelerate the expiration of the stated term of such Award to the date of the Change in Control by delivering notice of such acceleration to each affected Participant at least 10 days prior to the date of consummation of the Change in Control;
(c)
cancel unvested Awards for no consideration and cancel vested Awards for fair value (as determined by the Committee) which, in the case of Stock Options or other Exercisable Awards may equal the excess, if any, of the value of the consideration to be paid in the Change in Control transaction to holders of the same number of shares of Common Stock subject to such Stock Options or other Exercisable Awards (or, if no consideration is paid in any such transaction, the Fair Market Value of the shares of Common Stock subject to such Stock Options or other Exercisable Awards on the date of such cancellation) over the aggregate exercise price of such Stock Options or Awards;
(d)
provide for the issuance of substitute Awards that will substantially preserve the otherwise applicable terms of any affected Award previously granted hereunder as determined by the Committee; or
(e)
if such Change in Control is an Acquisition Event, take any of the actions permitted by Section 4.2(d).

Without limiting the foregoing, as a condition to receipt of any consideration in respect of an Award in connection with a Change in Control, the Committee may require that the Participant execute a release of claims, become a party to all or a part of the definitive transaction agreement effecting the Change in Control, become party to a non-competition or similar agreement, and/or become party to an indemnification agreement, provided that any indemnification obligation shall not exceed the proceeds received by the Participant with respect to the Award.

10.2
Initial Public Offering not a Change in Control. Notwithstanding the foregoing, unless otherwise determined by the Committee, for purposes of the Plan and Award Agreement, the completion of an Initial Public Offering shall not be considered a Change in Control.
Article XI

TERMINATION OR AMENDMENT
11.1
Notwithstanding any other provision of the Plan, the Board or the Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XIV or Section 409A of the Code as described below), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that if the Committee determines that the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may be materially and adversely impaired, the consent of such Participant shall be required; and provided further, without the approval of the stockholders of the Company entitled to vote in accordance with applicable law, no amendment may be made that would:
(a)
increase the aggregate number of shares of Common Stock that may be issued under the Plan (other than due to an adjustment under Section 4.2);
(b)
change the classification of individuals eligible to receive Awards under the Plan;
(c)
decrease the minimum exercise price of any Stock Option (except for any adjustments in accordance with Section 4.2);
(d)
extend the maximum Stock Option period under Section 6.3;
(e)
award any Stock Option or other Award in replacement of a canceled Stock Option with a higher exercise price, except in accordance with Section 6.3(f); or
(f)
require stockholder approval in order for the Plan to continue to comply with Section 422 of the Code to the extent applicable to Incentive Stock Options or the rules of any exchange or system on which the Company’s securities are listed or traded at the request of the Company.
11.2
The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, subject to Article IV, provided that no such amendment or other action by the Committee shall materially and adversely impair the rights of any holder without the holder’s consent. Notwithstanding anything herein to the contrary, the Board or the Committee may amend the Plan or any Award granted hereunder at any time without a Participant’s consent to comply with Section 409A of the Code or any other applicable law. Nothing in the Plan is intended to provide a guarantee of particular tax treatment to any Participant.
Article XII

UNFUNDED PLAN
12.1
The Plan is intended to constitute an “unfunded” plan. With respect to any payments as to which a Participant has a fixed and vested interest but that are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.
Article XIII

COMPANY’S RIGHT OF REPURCHASE; RIGHTS OF FIRST REFUSAL; RESTRICTIONS ON TRANSFER
13.1
Repurchase Rights and Rights of First Refusal. The Committee may provide in the applicable Award Agreement repurchase rights or rights of first refusal or rights of first offer at the time of grant (or, thereafter, if no rights of the Participant are reduced) as it may decide. If a Participant or Permitted Transferee is a party to the Stockholders Agreement or executes a Joinder Agreement (or is a party to or executes a joinder agreement to another stockholders agreement (or similar agreement), such Person shall also be subject to the terms and conditions of such agreement, including provisions with respect to repurchase rights, call rights or rights of first refusal and rights of first offer in the Stockholders Agreement (or similar agreement).
13.2
Restrictions on Transfer. No Participant shall, directly or indirectly, prior to the Registration Date or such other date determined by the Committee, Transfer any shares of Common Stock acquired pursuant to an Award under the Plan prior to the Participant’s Termination and the expiration of any applicable time period set forth in the applicable Award Agreement and the Stockholders Agreement for the exercise of repurchase rights, call rights and rights of first refusal or rights of first offer provided therein. Notwithstanding the foregoing, the Participant shall have the right to Transfer such shares of Common Stock to a Permitted Transferee who takes the shares subject to the terms of the Plan and applicable Award Agreement, provided that such Transfer shall not be effective unless and until the Company shall have been furnished with information reasonably satisfactory to it demonstrating that such Transfer is exempt from or not subject to the provisions of Section 5 of the Securities Act and any other applicable securities laws. Any attempt to Transfer any shares of Common Stock other than in accordance with the provisions of this Section 13.2 shall be void and immediately cancelled, and no Award shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any Person who shall be entitled to such Award, or be subject to attachment or legal process for or against such Person.
13.3
Effect of Registration. Notwithstanding the foregoing, unless otherwise determined by the Committee, the Company shall cease to have rights of first refusal or rights of first offer pursuant to this Article XIII on and after the Registration Date.

Article XIV

GENERAL PROVISIONS
14.1
Legend. The Committee may require each Person receiving shares of Common Stock pursuant to an Award granted under the Plan to represent to and agree with the Company in writing that such Person is acquiring the shares without a view to distribution thereof and such other securities law related representations as the Committee shall request. In addition to any legend required by the Plan, the certificates and book entry accounts for such shares may include any legend that the Committee deems appropriate to reflect any restrictions on Transfer.

All certificates and book entry accounts for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national automated quotation system on which the Common Stock is then quoted, any applicable federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

14.2
Other Plans. Nothing contained in the Plan shall prevent the Committee from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
14.3
No Right to Employment/Consultancy/Directorship. Neither the Plan nor the grant of any Award hereunder shall give any Participant or other employee, Consultant or Non-Employee Director any right with respect to continuance of employment, consultancy or directorship by the Company or any of its Affiliates, or shall limit in any way the right of the Company or any of its Affiliates by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate his or her employment, consultancy or directorship at any time.
14.4
Withholding of Taxes. The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock, or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding taxes to the Company. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.
14.5
Listing and Other Conditions.
(a)
Unless otherwise determined by the Committee, if at any time the Common Stock is listed on a national securities exchange or national automated quotation system, the issuance of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Award with respect to such shares shall be suspended until such listing has been effected.
(b)
If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, or violate the rules of any established securities exchange, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful and will not result in the imposition of excise taxes on the Company and will not violate the rules of any established securities exchange.
(c)
Upon termination of any period of suspension under this Section 14.5, an Award affected by such suspension that shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares that would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.
(d)
A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.
14.6
Stockholders Agreement and Other Requirements. Notwithstanding anything herein to the contrary, shares of Common Stock pursuant to an Award granted under the Plan will be subject to the Stockholders Agreement. By executing an Award Agreement, the Participant agrees to the terms and conditions of the Award, the Plan and the Stockholders Agreement and to be bound by all of their respective terms and conditions and may be required to sign a Joinder Agreement or other customary investment, investment intent or similar documents as may be prescribed by the Company or the Committee. In particular, but not in limitation of the foregoing, as a condition of receiving an Award, each Participant (or, if applicable, a Permitted Transferee) agrees that at any time after the granting of an Award that he or she shall execute, and cause any permitted transferee to execute, any documents determined by the Company or the Committee in good faith to be necessary or appropriate to give effect to the rights and obligations set forth in the Plan, any Award Agreement or the Stockholders Agreement (including, without limitation a Joinder Agreement).
14.7
Reformation; Permitted Conduct.
(a)
If any provision regarding Detrimental Activity or any other provision set forth in the Plan or an Award agreement is found by any court of competent jurisdiction or arbitrator to be invalid, void or unenforceable or to be excessively broad as to duration, activity, geographic application or subject, such provision or provisions shall be construed, by limiting or reducing them to the extent legally permitted, so as to be enforceable to the maximum extent compatible with then applicable law.
(b)
Nothing contained in the Plan or any Award Agreement shall prohibit or prevent a Participant from (i) reporting possible violations of federal law or regulations, including any possible securities laws violations, to any governmental agency or entity, including the U.S. Department of Justice, the U.S. Securities and Exchange Commission, the U.S. Congress, or any agency Inspector General; (ii) making any other disclosures that are protected under the whistleblower provisions of federal law or regulations; (iii) otherwise fully participating in any federal whistleblower programs, including any such programs managed by the U.S. Securities and Exchange Commission or the Occupational Safety and Health Administration; or (iv) receiving individual monetary awards or other individual relief by virtue of participating in any such federal whistleblower programs.
(c)
Under the Federal Defend Trade Secrets Act of 2016, a Participant shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that is made (i) (A) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and (B) solely for the purpose of reporting or investigating a suspected violation of law; (ii) to a Participant’s attorney in relation to a lawsuit for retaliation against a Participant for reporting a suspected violation of law; or (iii) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.
14.8
Governing Law. All matters arising out of or relating to the Plan, the actions taken in connection herewith and the transactions contemplated hereby, including its validity, interpretation, construction, performance and enforcement, shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to its principles of conflict of laws. To the extent the Participant is a party to any agreement with the Company or any of its Affiliates that provides for binding arbitration of employment disputes, then any disputes between the Company and such Participant arising under the Plan shall be arbitrated in accordance with the procedures set forth in such employment agreement, and the award of the arbitrator may be confirmed in any state or federal court having jurisdiction over the location in which the arbitration hearing was held.
14.9
Construction. Unless a clear contrary intention appears: (a) the defined terms in the Plan shall apply equally to both the singular and plural forms of such terms; (b) reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are not prohibited by the Plan, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually; (c) any pronoun shall include the corresponding masculine, feminine and neuter forms; (d) reference to any agreement, document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof; (e) reference to any law, rule or regulation means such law, rule or regulation as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any law, rule or regulation means that provision of such law, rule or regulation from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision; (f) “hereunder,” “hereof,” “hereto,” and words of similar import shall be deemed references to this Agreement as a whole and not to any particular article, section or other provision hereof; (g) numbered or lettered articles, sections and subsections refer to articles, sections and subsections of the Plan; (h) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term; (i) “or” is used in the inclusive sense of “and/or”; (j) references to documents, instruments or agreements shall be deemed to refer as well to all addenda, exhibits, schedules or amendments thereto; and (k) reference to “dollars” or “$” shall be deemed to refer to U.S. dollars.
14.10
Other Benefits. No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.
14.11
Costs. The Company shall bear all expenses associated with administering the Plan, including expenses of issuing Common Stock pursuant to any Award granted hereunder.
14.12
No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and Awards granted to individual Participants need not be the same.
14.13
Death/Disability. The Committee may require the Permitted Transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require the agreement of the Permitted Transferee to be bound by all of the terms and conditions of the Plan.
14.14
Section 16(b) of the Exchange Act. On and after the Registration Date, all elections and transactions under the Plan by Persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.
14.15
Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included; provided that if the Company’s call rights and rights of first refusal or rights of first offer set forth in the Stockholders Agreement or other agreement shall be held invalid or unenforceable, the Awards granted under the Plan shall be cancelled and terminated.
14.16
Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.
14.17
Securities Act Compliance. Except as the Company or Committee shall otherwise determine, the Plan is intended to comply with Section 4(2) or Rule 701 of the Securities Act, and any provisions inconsistent with such Section or Rule of the Securities Act shall be inoperative and shall not affect the validity of the Plan.
14.18
Successors and Assigns. The Plan shall be binding on all successors and permitted assigns of a Participant, including the estate of such Participant and the executor, administrator or trustee of such estate.
14.19
Payment to Minors, Etc. Any benefit payable to or for the benefit of a minor, an incompetent person or other Person incapable of receipt thereof shall be deemed paid when paid to such Person’s guardian or to the party providing or reasonably appearing to provide for the care of such Person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.
14.20
Agreement. As a condition to the grant of an Award, if requested by the Company or the lead underwriter of any public offering of the Common Stock (the “Lead Underwriter”), a Participant shall irrevocably agree not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise Transfer or dispose of, any interest in any Common Stock or any securities convertible into, derivative of, or exchangeable or exercisable for, or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during such period of time following the effective date of a registration statement of the Company filed under the Securities Act that the Lead Underwriter shall specify (the “Lock-up Period”). The Participant shall further agree to sign such documents as may be requested by the Lead Underwriter or the Company to effect the foregoing and agree that the Company may impose stop-transfer instructions with respect to Common Stock acquired pursuant to a Stock Option until the end of such Lock-up Period.
14.21
No Rights as Stockholder. Subject to the provisions of the Award Agreement, no Participant or Permitted Transferee shall have any rights as a stockholder of the Company with respect to any Award until such individual becomes the holder of record of the shares of Common Stock underlying the Award.
14.22
Section 409A of the Code. Although the Company does not guarantee to a Participant the particular tax treatment of any Award, all Awards are intended to comply with, or be exempt from, the requirements of Section 409A of the Code and the Plan and any Award Agreement shall be limited, construed and interpreted in accordance with such intent. To the extent that any Award constitutes “non-qualified deferred compensation” pursuant to Section 409A of the Code (a “Section 409A Covered Award”), it is intended to be paid in a manner that will comply with Section 409A of the Code. In no event shall the Company or its Affiliates or their respective advisors, agents, attorneys, representations or successors be liable for any additional tax, interest or penalties that may be imposed on a Participant by Section 409A of the Code or for any damages for failing to comply with Section 409A of the Code. Notwithstanding anything in the Plan or in an Award to the contrary, the following provisions shall apply to Section 409A Covered Awards:
(a)
A termination of employment shall not be deemed to have occurred for purposes of any provision of a Section 409A Covered Award providing for payment upon or following a termination of the Participant’s employment unless such termination is also a “separation from service” within the meaning of Section 409A of the Code and, for purposes of any such provision of a Section 409A Covered Award, references to a “termination,” “termination of employment” or like terms shall mean separation from service. Notwithstanding any provision to the contrary in the Plan or the Award, to the extent applicable, if the Participant is deemed on the date of the Participant’s Termination to be a “specified employee” within the meaning of that term under Section 409A(a)(2)(B) of the Code and using the identification methodology selected by the Company from time to time, or if none, the default methodology set forth in Section 409A of the Code, then with regard to any such payment under a Section 409A Covered Award, to the extent required to be delayed in compliance with Section 409A(a)(2)(B) of the Code, such payment shall not be made prior to the earlier of (i) the expiration of the six-month period measured from the date of the Participant’s separation from service, and (ii) the date of the Participant’s death. All payments delayed pursuant to this Section 14.22(a) shall be paid to the Participant on the first day of the seventh month following the date of the Participant’s separation from service or, if earlier, on the date of the Participant’s death.
(b)
For purposes of Section 409A of the Code, a Participant’s right to receive any installment payments under the Plan or pursuant to an Award shall be treated as a right to receive a series of separate and distinct payments.
(c)
Whenever a payment under the Plan or pursuant to an Award specifies a payment period with reference to a number of days (e.g., “payment shall be made within 30 days following the date of termination”), the actual date of payment within the specified period shall be within the sole discretion of the Company.
14.23
Consideration. Awards may be awarded in consideration for past services actually rendered to the Company or an Affiliate of the Company for its benefit; provided that in the case of an Award to be made to a new Eligible Employee, Non-Employee Director, or Consultant who has not performed prior services for the Company or an Affiliate of the Company, the Company will require payment of the par value of the Common Stock by cash or check in order to ensure proper issuance of the shares in compliance with the Delaware General Corporation Law.
14.24
Foreign Holders. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws and regulations in countries other than the United States in which the Company and its Affiliates operate or have Eligible Employees, Consultants or Non-Employee Directors, or in order to comply with the requirements of any foreign securities exchange, the Committee shall have the power and authority to: (a) determine which Affiliates of the Company shall be covered by the Plan; (b) determine which Eligible Employees, Consultants, and Non-Employee Directors outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Participants outside the United States to comply with applicable foreign laws and regulations or listing requirements of any such foreign securities exchange; (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase in the number of shares available for issuance under the Plan set forth in Section 4.1; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign securities exchange. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable laws, except in the event of any such violation, the Award shall be null and void ab initio. For purposes of the Plan, all references to foreign laws, rules, regulations or taxes shall be references to the laws, rules, regulations and taxes of any applicable jurisdiction other than the United States or a political subdivision thereof.
14.25
Currency Conversion. To the extent the Committee deems any currency conversions necessary under the Plan, such currency conversions shall be made in accordance with the Company’s foreign currency exchange policy, if any, as in effect at the time of such currency conversions, or, if the Company does not then have such a policy, by the Committee in good faith.
14.26
Electronic Communications. Notwithstanding anything else in the Plan to the contrary, any Award Agreement, notice of exercise of an Award, or other document or notice required or permitted by the Plan or an Award that is required to be delivered in writing may, to the extent determined by the Committee, be delivered and accepted electronically. Signatures also may be electronic if permitted by the Committee. The term “written agreement” as used in the Plan shall include any document that is delivered and/or accepted electronically.
14.27
Recoupment. In addition to the recoupment provisions set forth in the Plan relating to Detrimental Activity, all Awards granted or other compensation paid by the Company under the Plan, including any shares of Common Stock issued under any Award thereunder, will be subject to: (a) any compensation recapture policies adopted or established by the Board or a committee of the Board from time to time, as it deems advisable, to the extent permitted by applicable law and applicable stock exchange rules, and (b) any compensation recapture policies to the extent required pursuant to any applicable law or the rules and regulations of any national securities exchange on which the shares of Common Stock are then traded.
14.28
Waiver of Jury Trial. By accepting, or being deemed to have accepted, an Award under the Plan, each Participant waives any right to a trial by jury in any action, proceeding or counterclaim concerning any rights under the Plan and any Award, or under any amendment, waiver, consent, instrument, document or other agreement delivered or which in the future may be delivered in connection therewith, and agrees that any such action, proceedings or counterclaim will be tried before a court and not before a jury. By accepting or being deemed to have accepted an Award under the Plan, each Participant certifies that no officer, representative, or attorney of the Company has represented, expressly or otherwise, that the Company would not, in the event of any action, proceeding or counterclaim, seek to enforce the foregoing waivers. Notwithstanding anything to the contrary in the Plan, nothing herein is to be construed as limiting the ability of the Company and a Participant to agree to submit disputes arising under the terms of the Plan or any Award made hereunder to binding arbitration or as limiting the ability of the Company to require any eligible individual to agree to submit such disputes to binding arbitration as a condition of receiving an Award hereunder.

Article XV

EFFECTIVE DATE OF PLAN

The Plan is effective May 17, 2023, the date of the Plan’s adoption by the Board, subject to the approval of the Plan by the stockholders of the Company in compliance with the Delaware General Corporation Law within 12 months before or after adoption of the Plan by the Board.

Article XVI

TERM OF PLAN

No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards granted prior to such tenth anniversary may, and the Committee’s authority to administer the terms of such Awards shall, extend beyond that date.

METSERA, INC.

NON‑QUALIFIED STOCK OPTION AGREEMENT
PURSUANT TO THE
METSERA, INC.
2023 STOCK INCENTIVE PLAN

AGREEMENT (“Agreement”), dated as of the Grant Date between Metsera Inc., a Delaware corporation (the “Company”), and [  ] (the “Participant”).

Preliminary Statement

The Committee hereby grants this non‑qualified stock option (the “Option”) as of [  ], 2023 (the “Grant Date”), pursuant to the Metsera, Inc. 2023 Stock Incentive Plan, as it may be amended from time to time (the “Plan”), to purchase the number of shares of common stock, $0.00001 par value per share of the Company (the “Common Stock”), set forth below to the Participant, as an Eligible Employee, Consultant or Non‑Employee Director of the Company or one of its Affiliates (collectively, the Company and all of its Affiliates shall be referred to as the “Employer”). Except as otherwise indicated, any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Plan. A copy of the Plan has been delivered to the Participant. By signing and returning this Agreement, the Participant acknowledges having received and read a copy of the Plan and agrees to comply with it, this Agreement and all applicable laws and regulations.

Accordingly, the parties hereto agree as follows:

1.
Tax Matters. No part of the Option is intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.
2.
Common Stock Subject to Option; Exercise Price. Subject in all respects to the Plan and the terms and conditions set forth herein and therein, the Option entitles the Participant to purchase from the Company, upon exercise, [  ] shares of Common Stock. The exercise price under the Option for each share of Common Stock is $[  ] (the “Exercise Price”).
3.
Vesting; Exercise.
(a)
Vesting. The Option shall vest in four substantially equal installments on each of the first four anniversaries of the Grant Date, provided, with respect to each vesting date, that the Participant has not experienced a Termination prior to such date. There shall be no proportionate or partial vesting in the periods prior to each vesting date.
(b)
Change in Control. If a Change in Control occurs prior to the Option becoming fully vested, any unvested portion of the Option shall become fully vested and exercisable upon such Change in Control.
(c)
Exercise. To the extent that the Option has become vested and exercisable with respect to a number of shares of Common Stock, the Option may thereafter be exercised by the Participant, in whole or in part, at any time or from time to time prior to the expiration of the

Option in accordance with the Plan. Notwithstanding the foregoing, the Participant may not exercise the Option unless the offering of shares of Common Stock issuable upon such exercise (i) is then registered under the Securities Act, or, if such offering is not then so registered, the Company has determined that such offering is exempt from the registration requirements of the Securities Act, and (ii) complies with all other applicable laws and regulations governing the Option, and the Participant may not exercise the Option if the Committee determines that such exercise would not be so registered or exempt and otherwise in compliance with such laws and regulations.
4.
Option Term. The term of the Option shall be until the tenth anniversary of the Grant Date, after which time it shall expire (the “Expiration Date”). Upon the Expiration Date, the Option shall be canceled for no consideration and no longer shall be exercisable. The Option is subject to termination prior to the Expiration Date to the extent provided in Sections 5 and 6 below.
5.
Detrimental Activity. The provisions in the Plan regarding Detrimental Activity shall apply to the Option.
6.
Termination and Change in Control. Except as otherwise set forth herein, the provisions in the Plan regarding Termination and Change in Control shall apply to the Option.
7.
Restriction on Transfer of Option. Unless otherwise determined by the Committee in accordance with the Plan, (a) no part of the Option shall be Transferable other than by will or by the laws of descent and distribution and (b) during the lifetime of the Participant, the Option may be exercised only by the Participant or the Participant’s guardian or legal representative. Any attempt to Transfer the Option other than in accordance with the Plan shall be void.
8.
Company’s Right to Repurchase; Other Restrictions.
(a)
Company’s Right to Repurchase. In the event of the Participant’s Termination, the Company shall have the right (the “Repurchase Right”), but not the obligation, to repurchase (or to cause one or more of its designees to repurchase) from the Participant (or his or her transferee) (X) any or all of the shares of Common Stock acquired upon the exercise of the Option and still held at the time of such repurchase by the Participant (or his or her transferee) or (Y) any vested but unexercised portion of the Option at the price determined in the manner set forth below (the “Repurchase Price”), during each period set forth below (each, a “Repurchase Period”) and to the extent set forth below:
(i)
In the event of Termination for Cause, voluntary Termination without Good Reason, or the discovery that the Participant engaged in Detrimental Activity, the Company may exercise the Repurchase Right with respect to all shares previously acquired pursuant to the exercise of the Option. The Repurchase Period under this Section 8(a)(i) shall be 180 days from the date of Termination. The Repurchase Price under this Section 8(a)(i) shall be the lesser of (A) the Exercise Price or (B) the Fair Market Value of a share of Common Stock on the date of Termination.
(ii)
In the event of Termination for any reason other than (x) Termination for Cause or (y) voluntary Termination without Good Reason.

2

(A)
The Company may exercise the Repurchase Right with respect to all shares acquired pursuant to the exercise of the Option on or prior to the date of Termination. The Repurchase Period under this Section 8(a)(ii)(A) shall be 180 days from the date of Termination. The Repurchase Price under this Section 8(a)(ii)(A) shall be the Fair Market Value of a share of Common Stock on the date of Termination.
(B)
The Company may exercise the Repurchase Right with respect to all shares acquired pursuant to the exercise of the Option after the date of Termination. The Repurchase Period under this Section 8(a)(ii)(B) shall be 90 days from the latest date on which the Option is permitted to be exercised under this Agreement. The Repurchase Price under this Section 8(a)(ii)(B) shall be the Fair Market Value of a share of Common Stock on the date of repurchase.
(C)
The Company may exercise the Repurchase Right with respect to the vested but unexercised portion of the Option. The Repurchase Period under this Section 8(a)(ii)(C) shall be the latest date on which the Option is permitted to be exercised under this Agreement. The Repurchase Price under this Section 8(a)(ii)(C) shall be the product of (A) the excess (if any) of the Fair Market Value of a share of Common Stock on the date of Termination over the Exercise Price multiplied by (B) the number of shares of Common Stock covered by the Option being repurchased. For the avoidance of doubt, upon such repurchase such Option shall no longer be exercisable for any shares of Common Stock.
(iii)
To exercise any Repurchase Right, the Company (or one or more of its designees) shall deliver a written notice to the Participant setting forth the securities to be repurchased and the applicable Repurchase Price thereof, and the date on which such repurchase is to be consummated, which date shall be not less than 15 days or more than 30 days after the date of such notice. On the date of consummation of the repurchase, the Company will pay the Participant the applicable Repurchase Price in cash or, in the Company’s discretion and to the extent not prohibited by law, by cancellation of indebtedness of the Participant to the Company. The Company may exercise its Repurchase Rights upon one or more occasions at any time during the Repurchase Periods set forth above.
(iv)
Notwithstanding the foregoing, the Repurchase Period and the date on which any repurchase is to be consummated may be extended by the Company at any time when repurchase by the Company (A) is prohibited pursuant to applicable law, (B) is prohibited under any debt instrument of the Company or any of its Affiliates or (C) would result in adverse accounting consequences for the Company, in each case as determined by the Company.
(b)
If the Participant is a party to the Stockholders Agreement or executes a Joinder Agreement (or is a party to or executes a joinder agreement to another stockholders agreement (or similar agreement) that provides repurchase rights, call rights and/or rights of first refusal or rights of first offer), such Participant shall also be subject to such provisions with respect to repurchase rights, call rights and/or rights of first refusal or rights of first offer in the

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Stockholders Agreement or such other stockholders agreement (or similar agreement), including any amendments thereto.
(c)
To ensure that the shares of Common Stock issuable upon exercise of the Option are not transferred in contravention of the terms of the Plan and this Agreement, and to ensure compliance with other provisions of the Plan and this Agreement, the Company may deposit any certificates evidencing such shares with an escrow agent designated by the Company.
(d)
Notwithstanding anything in this Agreement to the contrary, the Option and any Common Stock purchased pursuant to the exercise thereof shall be subject to the terms of the Stockholders Agreement in addition to the provisions of this Section 8.
9.
Securities Representations. Upon the exercise of the Option prior to registration of the offering of the Common Stock subject to the Option pursuant to the Securities Act or other applicable securities laws, the Participant shall be deemed to acknowledge and make the representations and warranties as described below and as otherwise may be requested by the Company for compliance with applicable laws, and any issuances of Common Stock by the Company shall be made in reliance upon the express representations and warranties of the Participant.
(a)
The Participant is acquiring and will hold the shares of Common Stock for investment for his or her account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or other applicable securities laws.
(b)
The Participant has been advised that offerings of the shares of Common Stock have not been registered under the Securities Act or other applicable securities laws, on the ground that no public offering of the shares of Common Stock is to be effected (it being understood, however, that the shares of Common Stock are being offered in reliance on the exemption provided under Rule 701 under the Securities Act or Regulation D under the Securities Act, as applicable), and that the shares of Common Stock must be held indefinitely, unless they are subsequently registered under the applicable securities laws or the Participant obtains an opinion of counsel (in the form and substance satisfactory to the Company and its counsel) that registration is not required. In connection with the foregoing, the Company is relying in part on the Participant’s representations set forth in this Section 9. The Participant further acknowledges and understands that the Company is under no obligation hereunder to register offerings of the shares of Common Stock.
(c)
The Participant is aware of the adoption of Rule 144 by the Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non‑public offering, subject to the satisfaction of certain conditions. The Participant acknowledges that he or she is familiar with the conditions for resale set forth in Rule 144, and acknowledges and understands that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.
(d)
The Participant will not sell, transfer or otherwise dispose of the shares of Common Stock in violation of the Plan, this Agreement, the Securities Act (or the rules and regulations promulgated thereunder) or under any other applicable securities laws. The Participant

4

agrees that he or she will not dispose of the Common Stock unless and until he or she has complied with all requirements of this Agreement applicable to the disposition of the shares of Common Stock.
(e)
The Participant has been furnished with, and has had access to, such information as he or she considers necessary or appropriate for deciding whether to invest in the shares of Common Stock, and the Participant has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Common Stock.
(f)
The Participant is aware that his or her investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. The Participant is able, without impairing his or her financial condition, to hold the Common Stock for an indefinite period and to suffer a complete loss of his or her investment in the Common Stock.
10.
No Rights as Stockholder. The Participant shall have no rights as a stockholder with respect to any shares of Common Stock covered by the Option unless and until the Participant has become the holder of record of such shares, and no adjustments shall be made for dividends (whether in cash, in kind or other property), distributions or other rights in respect of any such shares, except as otherwise specifically provided for in the Plan.
11.
Provisions of Plan Control. This Agreement is subject to all the terms, conditions and provisions of the Plan, including the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. The Plan is incorporated herein by reference. If and to the extent that this Agreement conflicts or is inconsistent with the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly.
12.
Notices. All notices, demands or requests made pursuant to, under or by virtue of this Agreement must be in writing and sent to the party to which the notice, demand or request is being made:
(a)
unless otherwise specified by the Company in a notice delivered by the Company in accordance with this Section 12, any notice required to be delivered to the Company shall be properly delivered if delivered to:

[ ]

with a copy (which shall not constitute notice) to:

[ ]

(b)
if to the Participant, to the address on file with the Company.

Any notice, demand or request, if made in accordance with this Section 12 shall be deemed to have been duly given: (i) when delivered in person; (ii) three days after being sent by United States mail; or (iii) on the first business day following the date of deposit if delivered by a nationally recognized overnight delivery service.

5

Notwithstanding anything else in this Agreement to the contrary, any notice of exercise of an Award, or other document or notice required or permitted by this Agreement that is required to be delivered in writing may, to the extent determined by the Committee, be delivered and accepted electronically. Signatures also may be electronic if permitted by the Committee. The term “written agreement” as used in this Agreement shall include any document that is delivered and/or accepted electronically.

13.
No Right to Employment. This Agreement is not an agreement of employment. None of this Agreement, the Plan or the grant of the Option hereunder shall (a) guarantee that the Employer will employ the Participant for any specific time period or (b) modify or limit in any respect the Employer’s right to terminate or modify the Participant’s employment or compensation.
14.
Stockholders Agreement. As a condition to the receipt of shares of Common Stock when the Option is exercised, the Participant shall execute and deliver a Joinder Agreement or such other documentation as required by the Committee which shall set forth certain restrictions on transferability of the shares of Common Stock acquired upon exercise, a right of first refusal or a right of first offer of the Company and other Persons with respect to shares, and such other terms or restrictions as the Board or Committee shall from time to time establish, including any drag along rights, tag along rights, transfer restrictions and registration rights. The Stockholders Agreement or other documentation shall apply to the Common Stock acquired when the Option is exercised and covered by the Stockholders Agreement or other documentation.
15.
Waiver of Jury Trial. Each party to this Agreement, for itself and its Affiliates, hereby irrevocably and unconditionally waives to the fullest extent permitted by applicable law all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to the actions of the parties hereto or their respective Affiliates pursuant to this Agreement or in the negotiation, administration, performance or enforcement of this Agreement.
16.
Severability of Provisions. If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Agreement shall be construed and enforced as if such provisions had not been included; provided that if the Company’s call rights and rights of first refusal or rights of first offer set forth in the Stockholders Agreement or other agreement shall be held invalid or unenforceable, the Option shall be cancelled and terminated.
17.
Governing Law. All matters arising out of or relating to this Agreement and the transactions contemplated hereby, including its validity, interpretation, construction, performance and enforcement, shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to its principles of conflict of laws.
18.
Construction. Unless a clear contrary intention appears: (a) the defined terms in this Agreement shall apply equally to both the singular and plural forms of such terms; (b) reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are not prohibited by the Plan or this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually; (c) any pronoun shall include the corresponding masculine, feminine and neuter forms; (d) reference to any

6

agreement, document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof; (e) reference to any law, rule or regulation means such law, rule or regulation as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any law, rule or regulation means that provision of such law, rule or regulation from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision; (f) “hereunder,” “hereof,” “hereto,” and words of similar import shall be deemed references to this Agreement as a whole and not to any particular article, section or other provision hereof; (g) numbered or lettered articles, sections and subsections refer to articles, sections and subsections of this Agreement; (h) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term; (i) “or” is used in the inclusive sense of “and/or”; (j) references to documents, instruments or agreements shall be deemed to refer as well to all addenda, exhibits, schedules or amendments thereto; and (k) reference to “dollars” or “$” shall be deemed to refer to U.S. dollars.
19.
Waiver of Statutory Information Rights. The Participant understands and agrees that, but for the waiver made herein, the Participant would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the General Corporation Law of Delaware (any and all such rights, and any and all such other rights of the Participant as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act, the Participant hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of the Participant under any other written agreement between the Participant and the Company.
20.
Counterparts; Electronic Acceptance. This Agreement may be executed in one or more counterparts (including by facsimile or electronic transmission), all of which taken together shall constitute one contract. Alternatively, this Agreement may be granted to and accepted by the Participant electronically.
21.
Other Shares. Notwithstanding anything in this Agreement or the Plan to the contrary, none of the shares of Common Stock owned from time to time by a Participant that were not acquired in connection with the grant of an Award to such Participant shall be subject to any of the terms, conditions or provisions of this Agreement or the Plan.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the Grant Date.

METSERA, INC.

By:

Name:

Title:

Employee Name: [  ]

8

METSERA, INC.

RESTRICTED STOCK AGREEMENT
PURSUANT TO THE
METSERA, INC.
2023 STOCK INCENTIVE PLAN

AGREEMENT (this “Agreement”), dated as of [  ] (the “Grant Date”) between Metsera, Inc., a Delaware corporation (the “Company”), and [  ] (the “Participant”).

Preliminary Statement

Subject to the terms and conditions set forth herein, the Committee hereby grants shares of Common Stock, par value $0.00001, as set forth below (the “Shares”) to the Participant, as an Eligible Employee, on the Grant Date, pursuant to the Metsera Inc. 2023 Stock Incentive Plan, as it may be amended from time to time (the “Plan”). Pursuant to Section 2 hereof, the Shares are subject to certain restrictions, which restrictions shall lapse at the times provided under Section 2(c) hereof. While such restrictions are in effect, the Shares subject to such restrictions are referred to herein as “Restricted Stock.” After such restrictions lapse, the Shares no longer subject to such restrictions are referred to herein as “Vested Shares.” The Company and its Subsidiaries collectively shall be referred to as the “Employer.” Except as otherwise indicated, any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Plan. By signing and returning this Agreement, the Participant acknowledges having received and read a copy of the Plan and agrees to comply with it, this Agreement and all applicable laws and regulations.

NOW, THEREFORE, the parties agree as follows:
1.
Grant of Restricted Stock. Subject to the Plan and the terms and conditions set forth herein and therein, including the restrictions set forth in Section 2 hereof, the Participant is hereby granted [  ] Shares of Restricted Stock on the Grant Date.
2.
Restricted Stock.
(a)
Retention of Certificates. Promptly after the date of this Agreement, the Company shall issue stock certificates representing the Restricted Stock unless it elects to recognize such ownership through book entry or another similar method. The stock certificates shall be registered in the Participant’s name and shall bear any legend required by the Plan. Unless held in book entry form, such stock certificates shall be held in custody by the Company (or its designated agent) until the restrictions on the Restricted Stock shall have lapsed (including any restrictions under the Stockholders Agreement). Upon the Company’s request, the Participant shall deliver to the Company a duly signed stock power, endorsed in blank, relating to the Shares. If the Participant receives, with respect to the Restricted Stock or any part thereof, any (i) dividend (whether paid in shares, securities, moneys or property), (ii) Shares of Restricted Stock pursuant to any stock split, (iii) distribution or return of capital resulting from a split-up, reclassification or other like changes of the Restricted Stock or (iv) warrants, options or any other rights or properties (collectively “RS Property”), the Participant shall immediately deposit with and deliver to the Company all of such RS Property, including, upon the Company’s request, any certificates representing Shares duly endorsed in blank or accompanied by stock powers duly executed in blank. The RS Property shall be subject to the same restrictions, including those restrictions set forth in Section 2(c), as the Restricted Stock with respect to which it is issued, and shall be encompassed within the term “Restricted Stock.” Unless otherwise determined by the Committee, any RS Property issued in the form of cash will not be reinvested in Common Stock and will be held until delivered to the Participant within 30 days after the date the restrictions related to the Restricted Stock lapse. The restrictions on any RS Property will lapse on the date that the Restricted Stock becomes vested.
(b)
Rights with Respect to Restricted Stock; Transfer. The Participant will have all rights of a stockholder with respect to the Restricted Stock, including the right to vote the Restricted Stock, to receive and retain any dividends payable to holders of Common Stock of record on and after the transfer of the Restricted Stock (although such dividends shall be treated, to the extent required by applicable law, as additional compensation for tax purposes if paid on Restricted Stock, and such dividends will be subject to the restrictions provided in Section 2(a)), and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to the Restricted Stock set forth in the Plan, with the exceptions that: (i) the Participant will not be entitled to delivery of the stock certificate or certificates representing the Restricted Stock until the Restriction Period shall have expired; (ii) the Company (or its designated agent) will retain custody of the stock certificate or certificates representing the Restricted Stock (if any) during the Restriction Period; (iii) no RS Property shall bear interest or be segregated in separate accounts during the Restriction Period.

Notwithstanding the foregoing, and without limiting any other restrictions in the Stockholders Agreement or otherwise, the Participant may not sell, pledge, assign, encumber or otherwise Transfer any Restricted Stock, except as permitted under the Plan or this Agreement. Any attempted Transfer prohibited under this Agreement, the Plan, the Stockholders Agreement, or otherwise shall be null and void ab initio, and the Company shall not in any way give effect to any such impermissible Transfer.

(c)
Vesting. The Restricted Stock subject to this Agreement shall become Vested Shares in four substantially equal installments on each of the first four anniversaries of the Grant Date, provided, with respect to each vesting date, that the Participant has not experienced a Termination prior to such date. There shall be no proportionate or partial vesting in the periods prior to each vesting date. If a Change in Control occurs prior to the Restricted Stock becoming fully vested, any unvested portion of the Restricted Stock shall become Vested Shares upon such Change in Control.
(d)
Termination; Forfeiture. If the Participant experiences a Termination by the Company without Cause or a Termination by the Participant for Good Reason prior to the Vesting Date, any Shares of Restricted Stock that have not become Vested Shares shall be forfeited.
(e)
Withholding. Unless otherwise directed or permitted by the Committee, the Participant shall pay or provide for all applicable withholding taxes in respect of the vesting of the Restricted Stock by (i) remitting the aggregate amount of such taxes to the Company in full, by cash, or by check, bank draft or money order payable to the order of the Company, (ii) to the extent permitted by the Company, having the Employer withhold, from the Shares, and the RS Property,

2

if any, a number of whole shares of Common Stock having a Fair Market Value equal to an amount necessary to satisfy all required federal, state, local and other non-U.S. withholding obligations using up to the maximum statutory withholding rates, as determined by the Company, for federal, state, local or non-U.S. tax purposes, including payroll taxes, or (iii) to the extent permitted by the Company, by making arrangements with the Company to have such taxes withheld from other compensation due to the Participant.
(f)
Section 83(b). If, within 30 days after the Grant Date, the Participant properly elects to include in gross income for federal income tax purposes in the year of issuance the Fair Market Value of all or a portion of the Restricted Stock (pursuant to Section 83(b) of the Code), the Participant shall be solely responsible for all foreign, federal, state, provincial and local taxes the Participant incurs in connection with such election. It is the Participant’s sole responsibility, and not the Company’s, to file timely and properly the election under Section 83(b) of the Code and all corresponding provisions of state tax laws if the Participant chooses to make such election.
3.
Detrimental Activity. The provisions in Section 7.1(a) of the Plan regarding Detrimental Activity shall apply to the Restricted Stock.
4.
Legend. All certificates representing the Restricted Stock (if any) shall have endorsed thereon the following legends:
(a)
“The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Metsera, Inc. 2023 Stock Incentive Plan (as amended from time to time) (the “Plan”), and an award agreement entered into between the registered owner of such shares and Metsera, Inc. (the “Company”). Copies of such Plan and award agreement are on file at the principal office of the Company”; and
(b)
Any legend required to be placed thereon by (i) the Stockholders Agreement or (ii) applicable blue sky laws of any state.

In no event shall the Company be obligated to issue a certificate representing the Restricted Stock.

5.
Termination and Change in Control. Except as expressly provided in Section 2, the provisions in the Plan regarding Termination and Change in Control shall apply to the Shares.
6.
Company’s Right to Repurchase.
(a)
In the event of the Participant’s Termination for any reason other than for Cause, the Company shall have the right (the “Repurchase Right”), but not the obligation, to repurchase (or to cause one or more of its designees to repurchase) from the Participant (or his or her Permitted Transferee) any or all of the Vested Shares held at the time of such repurchase by the Participant (or his or her Permitted Transferee). The Company may exercise the Repurchase Right under this Section 6(a) during the 180-day period immediately following the date of Termination (the “Repurchase Period”).

3

(b)
The price at which the Company may repurchase the Shares of Restricted Stock under Section 6(a) shall be the Fair Market Value of the underlying Vested Share on the date of Termination (the “Repurchase Price”).
(c)
To exercise the Repurchase Right, the Company (or one or more of its designees) shall deliver a written notice to the Participant (or his or her Permitted Transferee) setting forth the securities to be repurchased and the applicable Repurchase Price thereof, and the date on which such repurchase is to be consummated, which date shall be not less than 15 days or more than 30 days after the date of such notice. On the date of consummation of the repurchase, the Company shall pay the Participant the applicable Repurchase Price in cash or promissory note, in each case as determined by the Committee in its sole discretion. The promissory note shall have such terms as set forth in a promissory note to be delivered to the Participant at the time the Company exercises the Repurchase Right. The Company may exercise its Repurchase Right upon one or more occasions at any time during the Repurchase Period.
(d)
Notwithstanding the foregoing, the Repurchase Period and the date on which any repurchase is to be consummated may be extended by the Company at any time when repurchase by the Company (i) is prohibited pursuant to applicable law, (ii) is prohibited under any debt instrument of the Company or any of its Affiliates or (iii) would result in adverse accounting consequences for the Company, in each case as determined by the Company.
(e)
If the Participant is a party to the Stockholders Agreement or executes a Joinder Agreement (or is a party to or executes a joinder agreement to another stockholders agreement (or similar agreement) that provides repurchase rights, call rights and/or rights of first refusal or rights of first offer), the Participant shall also be subject to such provisions with respect to repurchase rights, call rights and/or rights of first refusal or rights of first offer in the Stockholders Agreement or such other stockholders agreement (or similar agreement), including any amendments thereto.
(f)
Notwithstanding anything in this Agreement to the contrary, the Restricted Stock and Vested Shares shall be subject to the terms of the Stockholders Agreement in addition to the provisions of this Section 6.
7.
Securities and Tax Representations. The Participant makes the representations and warranties as described below and as otherwise may be requested by the Company for compliance with applicable laws, and the grant of Restricted Stock to the Participant is in reliance upon the express representations and warranties of the Participant.
(a)
The Participant is acquiring and shall hold the Shares for investment for his or her account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or other applicable securities laws.
(b)
The Participant acknowledges and understands that the Shares constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Participant’s investment intent as expressed herein. In this connection, the Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if the Participant’s

4

representation was predicated solely upon a present intention to hold the Shares for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Shares, or for a period of one year or any other fixed period in the future. The Participant further understands that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Participant understands that the certificate (or the book entry notation) evidencing the Shares shall be imprinted (or annotated) with any legend required under applicable state securities laws. In connection with the foregoing, the Company is relying in part on the Participant’s representations set forth in this Section 7. The Participant further acknowledges and understands that the Company is under no obligation hereunder to register offerings of the Shares.
(c)
The Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Subject to any lock-up agreement, in the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Shares exempt under Rule 701 may be resold by the Participant 90 days thereafter, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (i) the sale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as that term is defined under the Exchange Act); and (ii) in the case of an affiliate, the availability of certain public information about the Company, and the amount of securities being sold during any three-month period not exceeding the limitations specified in Rule 144(e), if applicable.
(d)
If the purchase of the Shares does not qualify under Rule 701 at the time of purchase, then the Shares may be resold by the Participant in certain limited circumstances subject to the provisions of Rule 144. For nonaffiliates, resales under Rule 144 shall be permitted after the Participant has held the shares for six months if certain public information about the Company is available, and may be sold freely after the Participant has held the shares for one year. For affiliates, resales under Rule 144 shall be permitted after the Participant has held the shares for six months if: (i) certain public information about the Company is available; (ii) the amount of securities being sold during any three-month period does not exceed specified limitations; and (iii) the sale is made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as that term is defined under the Exchange Act) and (iv) the affiliate makes a Form 144 filing, if required.
(e)
The Participant further understands that at the time the Participant wishes to sell the Vested Shares there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rules 144 or 701, and that, in such event, the Participant would be precluded from selling the shares under Rules 144 or 701 even if the six-month minimum holding period had been satisfied.
(f)
The Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required, and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement

5

securities other than in a registered offering and otherwise than pursuant to Rule 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk, the Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.
(g)
The Participant shall not sell, transfer or otherwise dispose of the Shares in violation of the Plan, this Agreement, the Securities Act (or the rules and regulations promulgated thereunder) or under any other applicable securities laws. The Participant agrees that he or she shall not dispose of the Shares unless and until he or she has complied with all requirements of this Agreement applicable to the disposition of the Shares.
(h)
The Participant has been furnished with, and has had access to, such information as he or she considers necessary or appropriate for deciding whether to invest in the Shares, and the Participant has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares.
(i)
The Participant has consulted with such tax consultants and counsel as Participant deems advisable in connection with the investment in the Company and is not relying on the Company or its counsel and advisors for any tax advice.
(j)
The Participant is aware that his or her investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. The Participant is able, without impairing his or her financial condition, to hold the Shares for an indefinite period and to suffer a complete loss of his or her investment in the Shares.
8.
Power of Attorney. The Company, its successors and assigns, is hereby appointed the attorney-in-fact, with full power of substitution, of the Participant for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments that such attorney-in-fact may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. The Company, as attorney-in-fact for the Participant, may in the name and stead of the Participant, make and execute all conveyances, assignments and transfers of the Restricted Stock, Shares, dividends, and RS Property provided for herein, and the Participant hereby ratifies and confirms all that the Company, as said attorney-in-fact, shall do by virtue hereof. Nevertheless, the Participant shall, if so requested by the Company, execute and deliver to the Company all such instruments as may, in the judgment of the Company, be advisable for such purpose.
9.
Provisions of Plan Control. This Agreement is subject to all the terms, conditions and provisions of the Plan, including the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. The Plan is incorporated herein by reference. The Participant acknowledges having received and read a copy of the Plan, and agrees to comply with the Plan, this Agreement and all applicable laws and regulations. Except as specifically provided in this Agreement, if and to the extent that this Agreement conflicts or is inconsistent with the terms, conditions and provisions of the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly. This Agreement and the Plan contain the entire understanding of the

6

parties, and supersede any prior agreements between the Company and the Participant, with respect to the award of Restricted Stock contemplated hereby.
10.
Delivery Delay. The delivery of any certificate representing the Shares may be postponed by the Company for such period as may be required for it to comply with any applicable federal, state, local or other laws, or any national securities exchange listing requirements, and the Company is not obligated to issue or deliver any securities if, in the opinion of counsel for the Company, the issuance of such Shares shall constitute a violation by the Participant, the Company or any of its Affiliates of any provisions of any applicable federal, state, local or other law or of any regulations of any governmental authority or any national securities exchange.
11.
Notices. All notices, demands or requests made pursuant to, under or by virtue of this Agreement must be in writing and sent to the party to which the notice, demand or request is being made:
(a)
unless otherwise specified by the Company in a notice delivered by the Company in accordance with this Section 11, any notice required to be delivered to the Company shall be properly delivered if delivered to:
[ ]
with a copy (which shall not constitute notice) to:
[ ]
(b)
if to the Participant, to the address on file with the Employer.

Any notice, demand or request, if made in accordance with this Section 11 shall be deemed to have been duly given: (i) when delivered in person; (ii) three days after being sent by United States mail; (iii) on the first business day following the date of deposit if delivered by a nationally recognized overnight delivery service; or (iv) at the time of electronic, written or oral confirmation of receipt, if sent by electronic mail.

Notwithstanding anything else in this Agreement to the contrary, any document or notice required or permitted by this Agreement that is required to be delivered in writing may, to the extent determined by the Committee, be delivered and accepted electronically. Signatures also may be electronic if permitted by the Committee. The term “written agreement” as used in this Agreement shall include any document that is delivered and/or accepted electronically.

12.
No Right to Employment. This Agreement is not an agreement of employment. None of this Agreement, the Plan or the grant of the Restricted Stock hereunder shall (a) guarantee that the Employer shall employ the Participant for any specific time period or (b) modify or limit in any respect the Employer’s right to terminate or modify the Participant’s employment or compensation.
13.
Stockholders Agreement. As a condition to the receipt of the Shares, the Participant shall execute and deliver a Joinder Agreement or such other documentation as required by the Committee which shall set forth certain restrictions on transferability of the Shares, a right

7

of first refusal or a right of first offer of the Company and other Persons with respect to Shares, and such other terms or restrictions as the Board or Committee shall from time to time establish, including any drag along rights, tag along rights, transfer restrictions and registration rights. The Stockholders Agreement or other documentation shall apply to the Shares covered by the Stockholders Agreement or other documentation.
14.
Waiver of Jury Trial. Each party to this Agreement, for itself and its Affiliates, hereby irrevocably and unconditionally waives to the fullest extent permitted by applicable law all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to the actions of the parties hereto or their respective Affiliates pursuant to this Agreement or in the negotiation, administration, performance or enforcement of this Agreement.
15.
Restrictive Covenant Agreement. As a condition of the Company’s issuance and grant of the Restricted Stock to the Participant, to the extent that the Participant has not previously executed a Restrictive Covenant Agreement with the Employer (a “Restrictive Covenant Agreement”), the Participant shall, in connection with the acceptance of this Agreement, execute a Restrictive Covenant Agreement.
16.
Severability of Provisions. If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Agreement shall be construed and enforced as if such provisions had not been included; provided that if the Company’s call rights and rights of first refusal or rights of first offer set forth in the Stockholders Agreement or other agreement shall be held invalid or unenforceable, the Shares shall be cancelled and terminated.
17.
Governing Law. All matters arising out of or relating to this Agreement and the transactions contemplated hereby, including its validity, interpretation, construction, performance and enforcement, shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to its principles of conflict of laws.
18.
Section 409A. Although the Company makes no guarantee with respect to the tax treatment of the Restricted Stock, the award of Restricted Stock pursuant to this Agreement is intended to be exempt from Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. With respect to any dividends and other RS Property, however, this Agreement is intended to comply with, or to be exempt from, the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent; provided that the Employer does not guarantee to the Participant any particular tax treatment of the Restricted Stock, dividends, or RS Property. In no event whatsoever shall the Employer, the Company, or their respective Affiliates, advisors, agents, lawyers, representatives, or successors be liable for any additional tax, interest or penalties that may be imposed on the Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.
19.
Construction. Unless a clear contrary intention appears: (a) the defined terms in this Agreement shall apply equally to both the singular and plural forms of such terms; (b) reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are not prohibited by the Plan or this Agreement, and reference to a

8

Person in a particular capacity excludes such Person in any other capacity or individually; (c) any pronoun shall include the corresponding masculine, feminine and neuter forms; (d) reference to any agreement, document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof; (e) reference to any law, rule or regulation means such law, rule or regulation as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any law, rule or regulation means that provision of such law, rule or regulation from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision; (f) “hereunder,” “hereof,” “hereto,” and words of similar import shall be deemed references to this Agreement as a whole and not to any particular article, section or other provision hereof; (g) numbered or lettered articles, sections and subsections refer to articles, sections and subsections of this Agreement; (h) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term; (i) “or” is used in the inclusive sense of “and/or”; (j) references to documents, instruments or agreements shall be deemed to refer as well to all addenda, exhibits, schedules or amendments thereto; and (k) reference to “dollars” or “$” shall be deemed to refer to U.S. dollars.
20.
Counterparts; Electronic Acceptance. This Agreement may be executed in one or more counterparts (including by facsimile or electronic transmission), all of which taken together shall constitute one contract. Alternatively, this Agreement may be granted to and accepted by the Participant electronically.
21.
Waiver of Statutory Information Rights. The Participant understands and agrees that, but for the waiver made herein, the Participant would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the General Corporation Law of Delaware (any and all such rights, and any and all such other rights of the Participant as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act, the Participant hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of the Participant under any other written agreement between the Participant and the Company.
22.
Other Shares. Notwithstanding anything in this Agreement or the Plan to the contrary, none of the shares of Common Stock owned from time to time by a Participant that were not acquired in connection with the grant of an Award to such Participant shall be subject to any of the terms, conditions or provisions of this Agreement or the Plan.

[Remainder of Page Left Intentionally Blank]

9

10

IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

METSERA, INC.

By:

Name:

Title:

PARTICIPANT

By:

Name: [  ]

[Signature Page to Restricted Stock Award Agreement]

METSERA, INC.

INCENTIVE STOCK OPTION AGREEMENT
PURSUANT TO THE
METSERA, INC.
2023 STOCK INCENTIVE PLAN

THIS STOCK OPTION AGREEMENT (“Agreement”), dated as of the Grant Date between Metsera, Inc., a Delaware corporation (the “Company”), and [] (the “Participant”).

Preliminary Statement

The Committee hereby grants this incentive stock option (the “Option”) as of [] (the “Grant Date”), pursuant to the Metsera, Inc. 2023 Stock Incentive Plan, as it may be amended from time to time (the “Plan”), to purchase the number of shares of common stock, $0.00001 par value per share of the Company (the “Common Stock”), set forth below to the Participant, as an Eligible Employee of the Company or one of its Affiliates (collectively, the Company and all of its Affiliates shall be referred to as the “Employer”). Except as otherwise indicated, any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Plan. A copy of the Plan has been delivered to the Participant. By signing and returning this Agreement, the Participant acknowledges having received and read a copy of the Plan and agrees to comply with it, this Agreement and all applicable laws and regulations.

Accordingly, the parties hereto agree as follows:
13.
Tax Matters. The Option is intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended. To the extent that the Option does not qualify as an incentive stock option, it shall not affect the validity of the Option and shall constitute a separate non‑qualified stock option.
14.
Common Stock Subject to Option; Exercise Price. Subject in all respects to the Plan and the terms and conditions set forth herein and therein, the Option entitles the Participant to purchase from the Company, upon exercise, [] shares of Common Stock. The exercise price under the Option for each share of Common Stock is $[] (the “Exercise Price”).
15.
Vesting; Exercise.
(a)
[Vesting. The Option shall vest in four substantially equal installments on each of the first four anniversaries of the [vesting commencement date], provided, with respect to each vesting date, that the Participant has not experienced a Termination prior to such date. There shall be no proportionate or partial vesting in the periods prior to each vesting date.]
(b)
Change in Control Termination. In the event the Participant experiences a Termination by the Company without Cause or the Participant resigns for Good Reason within one (1) year following the consummation of a Change in Control, any unvested portion of the Option shall become fully vested upon such Termination.
(c)
Exercise. To the extent that the Option has become vested and exercisable with respect to a number of shares of Common Stock, the Option may thereafter be exercised by the Participant, in whole or in part, at any time or from time to time prior to the expiration of the Option in accordance with the Plan. Notwithstanding the foregoing, the Participant may not exercise the Option unless the offering of shares of Common Stock issuable upon such exercise (i) is then registered under the Securities Act, or, if such offering is not then so registered, the Company has determined that such offering is exempt from the registration requirements of the Securities Act, and (ii) complies with all other applicable laws and regulations governing the Option, and the Participant may not exercise the Option if the Committee determines that such exercise would not be so registered or exempt and otherwise in compliance with such laws and regulations.
16.
Option Term. The term of the Option shall be until the tenth anniversary of the Grant Date, after which time it shall expire (the “Expiration Date”). Upon the Expiration Date, the Option shall be canceled for no consideration and no longer shall be exercisable. The Option is subject to termination prior to the Expiration Date to the extent provided in Sections 5 and 6 below.
17.
Detrimental Activity. The provisions in the Plan regarding Detrimental Activity shall apply to the Option.
18.
Termination and Change in Control. Except as otherwise set forth herein, the provisions in the Plan regarding Termination and Change in Control shall apply to the Option.
19.
Restriction on Transfer of Option. Unless otherwise determined by the Committee in accordance with the Plan, (a) no part of the Option shall be Transferable other than by will or by the laws of descent and distribution and (b) during the lifetime of the Participant, the Option may be exercised only by the Participant or the Participant’s guardian or legal representative. Any attempt to Transfer the Option other than in accordance with the Plan shall be void.
20.
Company’s Right to Repurchase; Other Restrictions.
(a)
Company’s Right to Repurchase. In the event of the Participant’s Termination, the Company shall have the right (the “Repurchase Right”), but not the obligation, to repurchase (or to cause one or more of its designees to repurchase) from the Participant (or his or her transferee) (X) any or all of the shares of Common Stock acquired upon the exercise of the Option and still held at the time of such repurchase by the Participant (or his or her transferee) or (Y) any vested but unexercised portion of the Option at the price determined in the manner set forth below (the “Repurchase Price”), during each period set forth below (each, a “Repurchase Period”) and to the extent set forth below:
(i)
In the event of Termination for Cause, voluntary Termination without Good Reason, or the discovery that the Participant engaged in Detrimental Activity, the Company may exercise the Repurchase Right with respect to all shares previously acquired pursuant to the exercise of the Option. The Repurchase Period under this Section 8(a)(i) shall be 180 days from the date of Termination. The Repurchase Price under this Section 8(a)(i) shall be the lesser of (A) the Exercise Price or (B) the Fair Market Value of a share of Common Stock on the date of Termination.
(ii)
In the event of Termination for any reason other than (x) Termination for Cause or (y) voluntary Termination without Good Reason:

2

(A)
The Company may exercise the Repurchase Right with respect to all shares acquired pursuant to the exercise of the Option on or prior to the date of Termination. The Repurchase Period under this Section 8(a)(ii)(A) shall be 180 days from the date of Termination. The Repurchase Price under this Section 8(a)(ii)(A) shall be the Fair Market Value of a share of Common Stock on the date of Termination.
(B)
The Company may exercise the Repurchase Right with respect to all shares acquired pursuant to the exercise of the Option after the date of Termination. The Repurchase Period under this Section 8(a)(ii)(B) shall be 90 days from the latest date on which the Option is permitted to be exercised under this Agreement. The Repurchase Price under this Section 8(a)(ii)(B) shall be the Fair Market Value of a share of Common Stock on the date of repurchase.
(C)
The Company may exercise the Repurchase Right with respect to the vested but unexercised portion of the Option. The Repurchase Period under this Section 8(a)(ii)(C) shall be the latest date on which the Option is permitted to be exercised under this Agreement. The Repurchase Price under this Section 8(a)(ii)(C) shall be the product of (A) the excess (if any) of the Fair Market Value of a share of Common Stock on the date of Termination over the Exercise Price multiplied by (B) the number of shares of Common Stock covered by the Option being repurchased. For the avoidance of doubt, upon such repurchase such Option shall no longer be exercisable for any shares of Common Stock.
(iii)
To exercise any Repurchase Right, the Company (or one or more of its designees) shall deliver a written notice to the Participant setting forth the securities to be repurchased and the applicable Repurchase Price thereof, and the date on which such repurchase is to be consummated, which date shall be not less than 15 days or more than 30 days after the date of such notice. On the date of consummation of the repurchase, the Company will pay the Participant the applicable Repurchase Price in cash or, in the Company’s discretion and to the extent not prohibited by law, by cancellation of indebtedness of the Participant to the Company. The Company may exercise its Repurchase Rights upon one or more occasions at any time during the Repurchase Periods set forth above.
(iv)
Notwithstanding the foregoing, the Repurchase Period and the date on which any repurchase is to be consummated may be extended by the Company at any time when repurchase by the Company (A) is prohibited pursuant to applicable law, (B) is prohibited under any debt instrument of the Company or any of its Affiliates or (C) would result in adverse accounting consequences for the Company, in each case as determined by the Company.
(b)
If the Participant is a party to the Stockholders Agreement or executes a Joinder Agreement (or is a party to or executes a joinder agreement to another stockholders agreement (or similar agreement) that provides repurchase rights, call rights and/or rights of first refusal or rights of first offer), such Participant shall also be subject to such provisions with respect to repurchase rights, call rights and/or rights of first refusal or rights of first offer in the

3

Stockholders Agreement or such other stockholders agreement (or similar agreement), including any amendments thereto.
(c)
To ensure that the shares of Common Stock issuable upon exercise of the Option are not transferred in contravention of the terms of the Plan and this Agreement, and to ensure compliance with other provisions of the Plan and this Agreement, the Company may deposit any certificates evidencing such shares with an escrow agent designated by the Company.
(d)
Notwithstanding anything in this Agreement to the contrary, the Option and any Common Stock purchased pursuant to the exercise thereof shall be subject to the terms of the Stockholders Agreement in addition to the provisions of this Section 8.
21.
Securities Representations. Upon the exercise of the Option prior to registration of the offering of the Common Stock subject to the Option pursuant to the Securities Act or other applicable securities laws, the Participant shall be deemed to acknowledge and make the representations and warranties as described below and as otherwise may be requested by the Company for compliance with applicable laws, and any issuances of Common Stock by the Company shall be made in reliance upon the express representations and warranties of the Participant.
(a)
The Participant is acquiring and will hold the shares of Common Stock for investment for his or her account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or other applicable securities laws.
(b)
The Participant has been advised that offerings of the shares of Common Stock have not been registered under the Securities Act or other applicable securities laws, on the ground that no public offering of the shares of Common Stock is to be effected (it being understood, however, that the shares of Common Stock are being offered in reliance on the exemption provided under Rule 701 under the Securities Act or Regulation D under the Securities Act, as applicable), and that the shares of Common Stock must be held indefinitely, unless they are subsequently registered under the applicable securities laws or the Participant obtains an opinion of counsel (in the form and substance satisfactory to the Company and its counsel) that registration is not required. In connection with the foregoing, the Company is relying in part on the Participant’s representations set forth in this Section 9. The Participant further acknowledges and understands that the Company is under no obligation hereunder to register offerings of the shares of Common Stock.
(c)
The Participant is aware of the adoption of Rule 144 by the Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non‑public offering, subject to the satisfaction of certain conditions. The Participant acknowledges that he or she is familiar with the conditions for resale set forth in Rule 144, and acknowledges and understands that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.
(d)
The Participant will not sell, transfer or otherwise dispose of the shares of Common Stock in violation of the Plan, this Agreement, the Securities Act (or the rules and regulations promulgated thereunder) or under any other applicable securities laws. The Participant agrees that he or she will not dispose of the Common Stock unless and until he or she has complied

4

with all requirements of this Agreement applicable to the disposition of the shares of Common Stock.
(e)
The Participant has been furnished with, and has had access to, such information as he or she considers necessary or appropriate for deciding whether to invest in the shares of Common Stock, and the Participant has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Common Stock.
(f)
The Participant is aware that his or her investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. The Participant is able, without impairing his or her financial condition, to hold the Common Stock for an indefinite period and to suffer a complete loss of his or her investment in the Common Stock.
22.
No Rights as Stockholder. The Participant shall have no rights as a stockholder with respect to any shares of Common Stock covered by the Option unless and until the Participant has become the holder of record of such shares, and no adjustments shall be made for dividends (whether in cash, in kind or other property), distributions or other rights in respect of any such shares, except as otherwise specifically provided for in the Plan.
23.
Provisions of Plan Control. This Agreement is subject to all the terms, conditions and provisions of the Plan, including the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. The Plan is incorporated herein by reference. If and to the extent that this Agreement conflicts or is inconsistent with the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly.
24.
Notices. All notices, demands or requests made pursuant to, under or by virtue of this Agreement must be in writing and sent to the party to which the notice, demand or request is being made:
(a)
unless otherwise specified by the Company in a notice delivered by the Company in accordance with this Section 12, any notice required to be delivered to the Company shall be properly delivered if delivered to:

[ ]

with a copy (which shall not constitute notice) to:

[ ]

(b)
if to the Participant, to the address on file with the Company.

Any notice, demand or request, if made in accordance with this Section 12 shall be deemed to have been duly given: (i) when delivered in person; (ii) three days after being sent by United States mail; or (iii) on the first business day following the date of deposit if delivered by a nationally recognized overnight delivery service.

5

Notwithstanding anything else in this Agreement to the contrary, any notice of exercise of an Award, or other document or notice required or permitted by this Agreement that is required to be delivered in writing may, to the extent determined by the Committee, be delivered and accepted electronically. Signatures also may be electronic if permitted by the Committee. The term “written agreement” as used in this Agreement shall include any document that is delivered and/or accepted electronically.

25.
No Right to Employment. This Agreement is not an agreement of employment. None of this Agreement, the Plan or the grant of the Option hereunder shall (a) guarantee that the Employer will employ the Participant for any specific time period or (b) modify or limit in any respect the Employer’s right to terminate or modify the Participant’s employment or compensation.
26.
Stockholders Agreement. As a condition to the receipt of shares of Common Stock when the Option is exercised, the Participant shall execute and deliver a Joinder Agreement or such other documentation as required by the Committee which shall set forth certain restrictions on transferability of the shares of Common Stock acquired upon exercise, a right of first refusal or a right of first offer of the Company and other Persons with respect to shares, and such other terms or restrictions as the Board or Committee shall from time to time establish, including any drag along rights, tag along rights, transfer restrictions and registration rights. The Stockholders Agreement or other documentation shall apply to the Common Stock acquired when the Option is exercised and covered by the Stockholders Agreement or other documentation.
27.
Waiver of Jury Trial. Each party to this Agreement, for itself and its Affiliates, hereby irrevocably and unconditionally waives to the fullest extent permitted by applicable law all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to the actions of the parties hereto or their respective Affiliates pursuant to this Agreement or in the negotiation, administration, performance or enforcement of this Agreement.
28.
Severability of Provisions. If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Agreement shall be construed and enforced as if such provisions had not been included; provided that if the Company’s call rights and rights of first refusal or rights of first offer set forth in the Stockholders Agreement or other agreement shall be held invalid or unenforceable, the Option shall be cancelled and terminated.
29.
Governing Law. All matters arising out of or relating to this Agreement and the transactions contemplated hereby, including its validity, interpretation, construction, performance and enforcement, shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to its principles of conflict of laws.
30.
Construction. Unless a clear contrary intention appears: (a) the defined terms in this Agreement shall apply equally to both the singular and plural forms of such terms; (b) reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are not prohibited by the Plan or this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually; (c) any pronoun shall include the corresponding masculine, feminine and neuter forms; (d) reference to any agreement, document or instrument means such agreement, document or instrument as amended

6

or modified and in effect from time to time in accordance with the terms thereof; (e) reference to any law, rule or regulation means such law, rule or regulation as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any law, rule or regulation means that provision of such law, rule or regulation from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision; (f) “hereunder,” “hereof,” “hereto,” and words of similar import shall be deemed references to this Agreement as a whole and not to any particular article, section or other provision hereof; (g) numbered or lettered articles, sections and subsections refer to articles, sections and subsections of this Agreement; (h) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term; (i) “or” is used in the inclusive sense of “and/or”; (j) references to documents, instruments or agreements shall be deemed to refer as well to all addenda, exhibits, schedules or amendments thereto; and (k) reference to “dollars” or “$” shall be deemed to refer to U.S. dollars.
31.
Counterparts; Electronic Acceptance. This Agreement may be executed in one or more counterparts (including by facsimile or electronic transmission), all of which taken together shall constitute one contract. Alternatively, this Agreement may be granted to and accepted by the Participant electronically.
32.
Other Shares. Notwithstanding anything in this Agreement or the Plan to the contrary, none of the shares of Common Stock owned from time to time by a Participant that were not acquired in connection with the grant of an Award to such Participant shall be subject to any of the terms, conditions or provisions of this Agreement or the Plan.

[Signature Page Follows]

7

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Grant Date.

METSERA, INC.

By:

Name:

Title:

[]

8